UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

Suite 810

Chicago, IL 60604

(Address of principal executive offices) (Zip code)

Vadim Avdeychik

Paul Hastings LLP

200 Park Ave.

New York, NY 10166

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

KEELEY
Funds

The Disciplined
Discovery of Value®

Semi-Annual Report

March 31, 2018

KEELEY Small Cap Value Fund
Class (A) Shares: KSCVX
Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund
Class (A) Shares: KSDVX
Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund
Class (A) Shares: KSMVX
Class (I) Shares: KSMIX

KEELEY Mid Cap Dividend Value Fund
Class (A) Shares: KMDVX
Class (I) Shares: KMDIX

KEELEY All Cap Value Fund
Class (A) Shares: KACVX
Class (I) Shares: KACIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

To Our Shareholders,

For the quarter ended March 31, 2018, the KEELEY Small Cap Value Fund’s net asset value (“NAV”) per Class A share declined 1.80% versus a loss of 2.64% for the Russell 2000 Value Index. Over the six-month period ended March 31, 2018, the Fund’s performance was -0.60% compared to a 0.65% decrease in the Russell 2000 Value Index.

Commentary

The markets ended the fourth quarter of 2017 on a strong note, with the major US equity indices at or near all-time highs. The holiday cheer was not confined to the US, as stock markets in the UK, France, Germany, Japan, India, and Brazil also closed the year at or close to highs. Equity markets, however, were not the only places displaying strength. Commodities also advanced with the Goldman Sachs Commodity Index closing near its year-high, as underlying components such as oil, aluminum, and nickel exhibited strength. This global optimism led the yields on the 3-month treasury bill and the 5-year treasury note to close 2017 at near highs, although there was little evidence of inflation. In fact, the only major benchmark seeing a significant retreat in 2017 was the CBOE Volatility index – also known as the VIX Index — which tends to decline when US equities rally.

The global stock rally appears to have been fueled by improving corporate earnings, strengthening economies around the world, and supportive monetary policy from global central banks. Many of these factors have driven gains in US stocks, as domestic economic data has been setting six-year records. And with the passage of a new tax law that will reduce corporate tax burdens, investors remain bullish that economic expansion will continue in 2018.

The economic expansion has been broad-based by sector. Business confidence surveys such as the purchasing manager indices (“PMI”) reveal that 96 percent of the 28 countries tracked showed expansion of their manufacturing sectors and that 83 percent saw services sector expansion. Recent data suggest business spending is also starting to increase. Although tax reform was the sole item on the Trump agenda that successfully passed, the new Administration has been quietly reducing regulation which in turn is giving companies increased confidence to invest.

After ending 2017 on an ebullient note, the market rally continued into January, propelled by strong corporate earnings, corporate tax cuts, and a weakening dollar that supported exports. Following an extended period of rising markets, driven by global quantitative easing, the quarter saw a return of volatility, with sharp declines in February and March. Two threats to the story of synchronized global recovery caused volatility indexes to surge: trade wars (geopolitical) and inflation. Another cause of market turbulence has been the shift of fund flows to computer driven passive investing. Exchange traded funds accounted for as much as forty percent (40%) of total stock trading on market decline days. Against this backdrop, we believe that stock pickers are entering an environment where they can demonstrate their ability to add value. This is evidenced by the primary driver of the Fund’s outperformance in the first quarter of 2018 being stock selection.

As tariffs on a list of over 1,300 targeted goods were released for public review, China proposed to reciprocate in kind. This threatened to disrupt industrial production levels and inject inflation into the economic system. Markets tumbled and gyrated as investors attempted to gauge the potential negative impacts, forecasting which businesses were most at risk and wagering on the likelihood that coming negotiations could pacify the growing hostility over international trade. Small cap stocks, which generate approximately nineteen percent (19%) of their revenue from overseas, had their best January performance since 2013. This held steady in March, while larger multinationals, with approximately thirty-nine percent (39%) overseas exposure, stumbled given their greater sensitivity to trade and protectionism.

Wage growth accelerated in January to two point nine percent (2.9%), the strongest gain since mid-2009, and the Consumer Price Index (CPI) topped analyst estimates, holding to an above two percent (2%) trend. Incoming Federal Reserve chairman Jerome Powell concurred that “inflation is moving up to target.” Yields on the US two-year to ten-year treasury notes began a sharp, upward move as inflation fears and higher rates were both incorporated into market outlooks. Generally, economists expect four Federal Reserve interest rate hikes in 2018 and four more in 2019. Recessions tend to occur when there is an over-tightening of monetary policy, which we do not envision in the near term. Broadly considered, the global economy continues to demonstrate the first synchronized economic expansion in many years, supported by stabilized commodity prices and steadily climbing industrial output. Much of the same is reflected domestically, yet with added drivers such as recently enacted corporate tax reform.

The current bull market marked its ninth anniversary in March. While some valuations appear stretched, many companies have been left behind, as value stocks have underperformed growth stocks for the past decade. The impact of tax reform is just now being reflected in analyst estimates, and many strategists think that the new lower tax rate will increase corporate earnings by five percent (5%) to ten percent (10%). Adjusted for the impact of tax reform, valuations appear more reasonable than they did at the beginning of the year, and are at a level slightly above the long-term average. Given the outlook for an improving economy, accompanied by near record low unemployment, we remain constructive on the outlook for continued market gains, as we seek to uncover the mispriced equities of companies selling at a discount to intrinsic value. At Keeley Teton, we focus on underfollowed and misunderstood companies that are implementing restructuring changes to close that discount. We employ fundamental research and bottom-up analysis to identify potential catalysts that could ultimately unlock this value.

For our portfolios, a major historical performance driver has been merger and acquisition activity. Global deal making year-to-date has crossed the $1 trillion mark, the fastest it has reached that level, as a wave of consolidation spreads across the U.S. and activity in the UK, China, Germany and Japan accelerates. Buoyed by quickening economic growth, tax cuts, and strong business confidence, we believe that corporate boardrooms are reassessing the capital they can plough into acquisitions. Deal making is up more than fifty percent (50%) from a year ago and approximately twelve percent (12%) from the same point in 2007, the high-water mark for mergers and acquisitions, according to Dealogic. Also, according to Thomson Reuters, a record $1 trillion of cash was pledged toward private equity funds last year in search of higher returns. In many cases, institutional investors are turning to active microcap equity as a proxy for private equity. Small cap companies are increasingly being acquired by larger corporations challenged by anemic organic top line growth. In the Fund, five such companies were acquired last year, and two in the first quarter of this year. Kapstone Paper and Packaging (KS) is being consolidated by a larger competitor, WestRock (WR) at a thirty-two percent (32%) premium, and HRG Group is being acquired by Spectrum Brands (SPB) simplifying its ownership structure.

While we are cautiously optimistic for the remainder of 2018, we feel a more rational market will recognize the value inherent in our restructuring philosophy. We remain bottom-up, value-oriented stock pickers, committed to uncovering mispriced equities of companies undergoing some type of restructuring action to unlock hidden value. Thank you for investing along with us in the KEELEY Small Cap Value Fund. We appreciate your confidence and trust.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2018

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A, Russell 2000® Value Index ** and Russell 2000® Index ***

(Unaudited)

Average annual total returns ****

For the periods ended March 31, 2018

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	1.82%	4.96%	4.75%	10.64%
Class A (includes max 4 1/2% front-end load)	-2.77%	4.00%	4.27%	10.43%
Class I	2.06%	5.22%	5.01%	4.53%
Russell 2000® Value Index	5.13%	9.96%	8.61%	10.00%	(2)
Russell 2000® Index	11.79%	11.47%	9.84%	9.09%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of Keeley Small Cap Value Fund - Class A. The returns for the Russell 2000® Value Index and Russell 2000® Index since the commencement date of the Keeley Small Cap Value Fund - Class I are 7.68% and 8.48%, respectively.
*	Excludes short-term investments.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

To Our Shareholders,

In the first half of the Fund’s fiscal year, the KEELEY Small Cap Dividend Value Fund (KSDVX) gained 0.23% compared to a 0.65% decline for the Russell 2000 Value Index. The Fund also beat the benchmark in both the calendar fourth quarter of 2017 and in the first quarter of calendar 2018.

Volatility suddenly awoke from its long slumber in early 2018. This awakening is exemplified by analyzing the number of days the market, as measured by the S&P 500, rose or fell by more than one percent (1%) over the past three (3) years and the first quarter of 2018. During the 2017 slumber, there were only eight (8) days with price moves greater than one percent (1%). This compares with forty-eight (48) days in 2016, seventy-two (72) days in 2015, and twenty-three (23) days in the first quarter of 2018 alone. Perhaps this is the start of a different kind of year in the market.

Higher volatility largely reflected a declining market. After fifteen consecutive monthly increases, the S&P 500 Index declined in February 2018. This ended the longest winning streak for the Index in decades.

The uptick in volatility seemed to coincide with increased rhetoric and actions by the Trump Administration to impose tariffs on some of the United States’ largest trading partners. Investors perceived these actions to create risks to the continuation of global growth. In addition, some of the proposed tariffs threaten to accelerate inflation. Finally, many of the countries that could be impacted by tariffs are large holders of US government debt, and investors fear that they could go on a buyers’ strike. That would further boost interest rates which have already risen by more than a percentage point over the last year. While the rhetoric has softened since the end of the first quarter of 2018, it remains uncertain how this development will play out.

We are encouraged by the Fund’s results through the first half of its fiscal year. It is worth noting that this outperformance came during a period when dividend-paying stocks lagged those that do not pay dividends by approximately two point five percent (2.5%)

Although a small underweight in Health Care and a small overweight in Real Estate accounted for some sector-related underperformance, strong stock selection overcame these hurdles. The Fund’s holdings outperformed those stocks within the index in five sectors, underperformed in three sectors, and were about even in two sectors. The Financials sector was the strongest contributor for the Fund, while the Industrials sector was the largest detractor.

In the first half of the Fund’s fiscal year, the five biggest individual stock contributors added almost four percentage points while the five biggest detractors cost about two and a half percentage points. An observation that strikes us as interesting is that the five top contributors came from five different sectors, whereas three of the five largest detractors came from the Real Estate sector.

Among individual stocks, Virtu Financial was the Fund’s largest contributor by far. Its first half contribution of about one hundred fifty basis points (1.50%) is among the largest for a six-month period in the Fund’s history. Virtu is an electronic trading firm. It makes markets in tens of thousands of securities, commodities, and currencies on exchanges around the world. On any given day, it might make a million trades. The Fund has owned Virtu since its IPO in 2015 and until early 2018, it was a disappointing investment. Two things happened this year to drive the share price. First, volatility in markets picked up after declining to historic lows over the last several years. This created more volume and wider spreads, the two main drivers of profitability for market makers. Second, the uptick in activity coincided with the integration of Virtu’s acquisition of KCG Holdings, another electronic brokerage firm. This has proven to be a highly accretive deal for Virtu, and the company has correspondingly reported strong results.

The Fund’s second largest contributor was Delek US Holdings, an oil refining company with four refineries and some associated other assets. We came to own Delek through our previous ownership in AlonUSA, which was acquired by Delek in a stock swap. Combining the two companies lowered the operating risks of the combination, simplified the corporate structure, and offered significant cost synergies. Delek has executed well on the integration plan. In addition, differentials between domestic and foreign crude oil and between crude prices at different delivery points have widened to Delek’s benefit. This has driven an improvement in overall profitability.

Whereas the Fund has owned both Virtu and Delek (and predecessors) for years, third-place contributor Regal Entertainment Group, was owned for a relatively short period of time. Regal is one of the largest owners and operators of movie theaters in the world. We began to acquire the stock in September 2017 after US box office results disappointed. We believed that the slow ticket sales had more to do with bad movies than a secular shift away from the movies and toward in-home viewing. While recent box office results seem to support our view, that thesis did not have time to play out as Regal received a $23 cash buyout offer from UK theater chain Cineworld in December 2017.

Three REITs, Macquarie Infrastructure Corporation, and Diebold Nixdorf make up the bottom five contributors. We remain comfortable with the REITs: CareTrust REIT, Outfront Media, and Gramercy Property Trust. As of this writing, all have bounced back at least partially and Gramercy announced that it will be acquired by Blackstone for $27.50 in cash.

Macquarie, however, is a different story. The company owns and operates infrastructure assets, specifically petroleum products and chemicals terminals, fixed base operations for private aviation, utilities, and renewable energy generation assets. Historically, MIC pursued a full payout distribution strategy; it paid out all of its cash earnings. As it put more assets into place through acquisition, it was able to grow its dividend for seventeen (17) consecutive quarters. This changed in the first quarter of calendar 2018 when the company announced a dividend increase for the current quarter but implemented a dividend cut going forward. It intends to use cash saved by the dividend cut to reinvest in some of its assets. This is partially a proactive move, but is more a response to a difficult contract renewal season the company had and the realization that it needed to repurpose some of its petroleum products assets. The stock reacted poorly, trading off more than thirty percent (30%) immediately after it announced these actions. Even with the steep drop, and our subsequent exit from the holding, the Fund did quite well with the stock over its more than six years of ownership.

Diebold Nixdorf is one of the largest manufacturers of automated teller machines (ATMs). The company continues to struggle to integrate the combination of its two predecessor companies. Softness in the ATM market has not helped matters. Its stock fell over the first half of the fiscal year as earnings results disappointed and the company had to reset its targets going forward.

As we review the first half of the Fund’s fiscal year, we see the elements that defined the first half continuing to provide the backdrop for the market.

•	We expect the economy to continue its slow growth. Although demand looks good, the economy may be experiencing some constraints that keep it from growing faster. The labor market is the biggest one, in our opinion, but rising interest rates, higher commodity prices, and the recently stronger dollar also threaten to sap some of the economy’s strength.

•	Corporate earnings growth expectations have risen due to the reduction in corporate income taxes, and it appears that 2018 will be the strongest year of growth since 2010. Analysts expect earnings in the S&P 500 to grow by more than twenty percent (20%) this year, and expectations for the S&P MidCap and S&P Small Cap earnings are even faster at twenty-four percent (24%), and twenty-five percent (25%), respectively.

•	So far earnings growth is driving dividend growth, and we think that will continue. Through the first quarter of 2018, thirty-two percent (32%) of the dividend payers in the S&P 500 (83% of them pay dividends) have raised their dividend, and the average increase is twenty percent (20%). Both the percentage of companies and the average increase are running ahead of last year. In the S&P Small Cap, twenty-three percent (23%) of the dividend payers (52% pay dividends) have raised their dividends, with an average increase of twenty-four percent (24%). For reference, during the full year of 2017, seventy-six percent (76%) of dividend-payers in the S&P 500 and fifty percent (50%) of dividend-payers in the S&P SmallCap increased their payout.

•	Valuations appear more reasonable than they did at the beginning of the calendar year. The S&P 500 now trades at 16.5x NTM earnings vs. 18.3x at the end of last year. While this is still above the long-term average, it is not a level at which investors should have to expect contraction in valuation multiples when they evaluate the attractiveness of the market.

•	We expect the market to remain volatile, although probably not at the levels we saw in February and March. We do not think that concerns about trade wars, rising rates, or the advanced stage of the economic cycle and bull market will subside any time soon. We think stocks will rise and fall as investor sentiment around these issues wanes and waxes.

In conclusion, we are pleased with the Fund’s performance at the midway point of the fiscal year, but are cognizant that our shareholders are investing for the future. To that end, we remain focused on finding stocks with a good combination of Quality, Timeliness, and Valuation in our pursuit of strong risk-adjusted returns. Thank you for investing along with us in the KEELEY Small Cap Dividend Value Fund.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2018

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2018

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	5.14%	6.87%	8.35%	12.74%
Class A (includes max 4 1/2% front-end load)	0.40%	5.25%	7.36%	12.12%
Class I	5.39%	7.16%	8.62%	13.02%
Russell 2000® Value Index	5.13%	7.87%	9.96%	12.37%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

To Our Shareholders,

For the quarter ended March 31, 2018, the KEELEY Small-Mid Cap Value Fund’s net asset value (“NAV”) per Class A share declined 0.85% versus a loss of 2.65% for the Russell 2500 Value Index. Over the six-month period ended March 31, 2018, the Fund rose 4.71% compared to a 1.49% increase in the Russell 2500 Value Index.

Commentary

The markets ended the fourth quarter of 2017 on a strong note, with the major US equity indices at or near all-time highs. The holiday cheer was not confined to the US, as stock markets in the UK, France, Germany, Japan, India, and Brazil also closed the year at or close to highs. Equity markets, however, were not the only places displaying strength. Commodities also advanced with the Goldman Sachs Commodity Index closing near its year-high, as underlying components such as oil, aluminum, and nickel exhibited strength. This global optimism led the yields on the 3-month treasury bill and the 5-year treasury note to close 2017 at near highs, although there was little evidence of inflation. In fact, the only major benchmark seeing a significant retreat in 2017 was the CBOE Volatility index — also known as the VIX Index — which tends to decline when US equities rally.

The global stock rally appears to have been fueled by improving corporate earnings, strengthening economies around the world, and supportive monetary policy from global central banks. Many of these factors have driven gains in US stocks, as domestic economic data has been setting six-year records. And with the passage of a new tax law that will reduce corporate tax burdens, investors remain bullish that economic expansion will continue in 2018.

The economic expansion has been broad-based by sector. Business confidence surveys such as the purchasing manager indices (“PMI”) reveal that 96 percent of the 28 countries tracked showed expansion of their manufacturing sectors and that 83 percent saw services sector expansion. Recent data suggest business spending is also starting to increase. Although tax reform was the sole item on the Trump agenda that successfully passed, the new Administration has been quietly reducing regulation which in turn is giving companies increased confidence to invest.

After ending 2017 on an ebullient note, the market rally continued into January, propelled by strong corporate earnings, corporate tax cuts, and a weakening dollar that supported exports. Following an extended period of rising markets, driven by global quantitative easing, the quarter saw a return of volatility, with sharp declines in February and March. Two threats to the story of synchronized global recovery caused volatility indexes to surge: trade wars (geopolitical) and inflation. Another cause of market turbulence has been the shift of fund flows to computer driven passive investing. Exchange traded funds accounted for as much as forty percent (40%) of total stock trading on market decline days. Against this backdrop, we believe that stock pickers are entering an environment where they can demonstrate their ability to add value. This is evidenced by the primary driver of the Fund’s outperformance in the first quarter of 2018 being stock selection.

As tariffs on a list of over 1,300 targeted goods were released for public review, China proposed to reciprocate in kind. This threatened to disrupt industrial production levels and inject inflation into the economic system. Markets tumbled and gyrated as investors attempted to gauge the potential negative impacts, forecasting which businesses were most at risk and wagering on the likelihood that coming negotiations could pacify the growing hostility over international trade. Small cap stocks, which generate approximately nineteen percent (19%) of their revenue from overseas, had their best January performance since 2013. This held steady in March, while larger multinationals, with approximately thirty-nine percent (39%) overseas exposure, stumbled given their greater sensitivity to trade and protectionism.

Wage growth accelerated in January to two point nine percent (2.9%), the strongest gain since mid-2009, and the Consumer Price Index (CPI) topped analyst estimates, holding to an above two percent (2%) trend. Incoming Federal Reserve chairman Jerome Powell concurred that “inflation is moving up to target.” Yields on the US two-year to ten-year treasury notes began a sharp, upward move as inflation fears and higher rates were both incorporated into market outlooks. Generally, economists expect four Federal Reserve interest rate hikes in 2018 and four more in 2019. Recessions tend to occur when there is an over-tightening of monetary policy, which we do not envision in the near term. Broadly considered, the global economy continues to demonstrate the first synchronized economic expansion in many years, supported by stabilized commodity prices and steadily climbing industrial output. Much of the same is reflected domestically, yet with added drivers such as recently enacted corporate tax reform.

The current bull market marked its ninth anniversary in March. While some valuations appear stretched, many companies have been left behind, as value stocks have underperformed growth stocks for the past decade. The impact of tax reform is just now being reflected in analyst estimates, and many strategists think that the new lower tax rate will increase corporate earnings by five percent (5%) to ten percent (10%). Adjusted for the impact of tax reform, valuations appear more reasonable than they did at the beginning of the year, and are at a level slightly above the long-term average. Given the outlook for an improving economy, accompanied by near record low unemployment, we remain constructive on the outlook for continued market gains, as we seek to uncover the mispriced equities of companies selling at a discount to intrinsic value. At Keeley Teton, we focus on underfollowed and misunderstood companies that are implementing restructuring changes to close that discount. We employ fundamental research and bottom-up analysis to identify potential catalysts that could ultimately unlock this value. Examples of this approach are demonstrated by two of the Fund’s largest contributors, NRG Energy (up 20%) and Voya Financial (up 27%). Both companies announced transactions to clean up complex structures that seemed to mask the underlying value of their core businesses.

For our portfolios, a major historical performance driver has been merger and acquisition activity. Global deal making year-to-date has crossed the $1 trillion mark, the fastest it has reached that level, as a wave of consolidation spreads across the U.S. and activity in the UK, China, Germany and Japan accelerates. Buoyed by quickening economic growth, tax cuts, and strong business confidence, we believe that corporate boardrooms are reassessing the capital they can plough into acquisitions. Deal making is up more than fifty percent (50%) from a year ago and approximately twelve percent (12%) from the same point in 2007, the high-water mark for mergers and acquisitions, according to Dealogic. Also, according to Thomson Reuters, a record $1 trillion of cash was pledged toward private equity funds last year in search of higher returns. In many cases, institutional investors are turning to active microcap equity as a proxy for private equity. Small and mid-cap companies are increasingly being acquired by larger corporations challenged by anemic organic top line growth. In the Fund, three such companies were acquired last year, and one in the first quarter of this year. The government information technology space continues to consolidate and recently spun-off CSRA (CSRA), was acquired by a larger competitor, General Dynamics (GD), at a thirty-eight percent (38%) premium.

While we are cautiously optimistic for the remainder of 2018, we feel a more rational market will recognize the value inherent in our restructuring philosophy. We remain bottom-up, value-oriented stock pickers, committed to uncovering mispriced equities of companies undergoing some type of restructuring action to unlock hidden value.

Thank you for investing along with us in the KEELEY Small-Mid Cap Value Fund. We appreciate your confidence and trust.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2018

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2018

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	11.35%	8.48%	8.52%	7.96%
Class A (includes max 4 1/2% front-end load)	6.35%	7.48%	8.02%	7.49%
Class I	11.65%	8.75%	8.80%	8.23%
Russell 2500® Value Index	5.72%	9.88%	9.34%	7.95%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

To Our Shareholders,

In the first half of the Fund’s fiscal year, the KEELEY Mid Cap Dividend Value Fund (KMDVX) gained 2.23% compared to an increase of 2.86% for the Russell Midcap Value Index. The Fund outperformed the benchmark in the calendar fourth quarter of 2017, but lagged the index in the first quarter of calendar 2018.

Volatility suddenly awoke from its long slumber in early 2018. This awakening is exemplified by analyzing the number of days the market, as measured by the S&P 500, rose or fell by more than one percent (1%) over the past three (3) years and the first quarter of 2018. During the 2017 slumber, there were only eight (8) days with price moves greater than one percent (1%). This compares with forty-eight (48) days in 2016, seventy-two (72) days in 2015, and twenty-three (23) days in the first quarter of 2018 alone. Perhaps this is the start of a different kind of year in the market.

Higher volatility largely reflected a declining market. After fifteen consecutive monthly increases, the S&P 500 Index declined in February 2018. This ended the longest winning streak for the Index in decades.

The uptick in volatility seemed to coincide with the increased rhetoric and actions by the Trump Administration to impose tariffs on some of the United States’ largest trading partners. Investors perceived these actions to create risks to the continuation of global growth. In addition, some of the proposed tariffs threaten to accelerate inflation. Finally, many of the countries that could be impacted by tariffs are large holders of US government debt and investors fear that they could go on a buyers’ strike. That would further boost interest rates which have already risen by more than a percentage point over the last year. While the rhetoric has softened since the end of the first quarter of 2018, it remains uncertain how this development will play out.

Over the first six months of its fiscal year, the Fund slightly trailed its benchmark. Sector allocation decisions were slightly additive to performance, while stock selection was a slight detractor. Within the sectors, selection added the most value in the Consumer Discretionary, Technology, and Energy sectors, while stocks in the Industrials, Real Estate, and Materials sectors lagged those in the index.

In the Discretionary sector, CalAtlantic and Foot Locker led the gains. CalAtlantic, a leading homebuilder, delivered strong performance after the company agreed to be acquired by Lennar. Foot Locker is the largest footwear retailer. Its stock rose during the six months ended March 31, 2018 after falling sharply in the six-month period ended September 30, 2017 as earnings growth slowed sharply after years of strong performance. The bounce-back helped performance in the period, but the stock still has a long way to go to regain its prior highs.

The Technology sector also benefitted from the acquisition of one of the Fund’s holdings. CSRA, a leading government technology services company, agreed to be acquired for cash at a nice premium by General Dynamics. Interestingly, it was not the Fund’s best performer in the sector. That honor went to Total System Services, one of the leading providers of processing services to the credit and debit card industry. TSYS, as the company is known, has been a portfolio holding since the Fund’s inception in 2011. We have held it through its ups and downs and while the company bulked up through acquisitions that sometimes were not endorsed by investors. In the first half of the fiscal year, TSYS again demonstrated a pick-up in growth and improving profitability. Its historically high tax rate also makes it a beneficiary of tax reform. In addition, there was some potential takeover chatter during the quarter. Finally, DXC was another strong contributor in the Technology sector. Its gains were driven by continued good execution on its cost saving plans from the Hewlett-Packard Enterprise Services merger and its announcement that it would spin-off the government services business it acquired in that merger.

Energy had some big winners with HollyFrontier and Delek US and one of the Fund’s biggest detractors with EQT Corporation. HollyFrontier and Delek are both refining companies. Their earnings, and to a large extent, their stock prices are driven by the relative prices of oil and its end products gasoline and diesel fuel and by differentials between different kinds of oil. In the fourth quarter of 2017, hurricane-related outages at many US refineries drove product prices higher. More recently, increasing US production of oil has widened the discount between US oil (West Texas Intermediate) and global oil (Brent). Both of these trends improve profitability for US refiners, and HollyFrontier and Delek earnings and stock prices have benefited accordingly. EQT, a gas-focused exploration and production company, saw its share price fall over the period despite a colder winter and strong demand for natural gas. It underperformed following a more contentious process to complete the acquisition of Rice Energy. Many investors were disappointed by the price EQT paid for Rice and have been disappointed by the pace at which EQT has clarified its plans to simplify a complex corporate structure in order to unlock shareholder value.

The Fund’s underperformance in the Industrials sector is mostly due to the fall in the share price of Macquarie Infrastructure Company. MIC owns and operates infrastructure assets, specifically petroleum products and chemicals terminals, fixed base operations for private aviation, utilities, and renewable energy generation assets. Historically, MIC pursued a full payout distribution strategy; it paid out all of its cash earnings. As it put more assets into place through acquisition, it was able to grow its dividend for seventeen (17) consecutive quarters. This changed in the first quarter of calendar 2018 when the company announced a dividend increase for the current quarter but implemented a dividend cut going forward. It intends to use cash saved by the dividend cut to reinvest in some of its assets. This is partially a proactive move, but is more a response to a difficult contract renewal season the company had and the realization that it needed to repurpose some of its petroleum products assets. The stock reacted poorly, trading off more than thirty percent (30%) immediately after it announced these actions.

The Real Estate sector was the worst performing sector within the index with a 5.6% decline over the six months ended March 31, 2018. Many investors view REITs as bond proxies and sold them off as rates started to rise. The Fund’s holdings lagged the sector as a whole and four REITs were among the Fund’s worst ten detractors. Gramercy reported sluggish results as it is in the process of remixing its portfolio and the amount of assets sold made it difficult to maintain earnings growth. Sabra and EPR both had tenant-related issues that impacted earnings results. Iron Mountain sold off with the sector. Since the end of the first quarter of

2018, Gramercy accepted an all-cash offer to sell to Blackstone, and the other three have bounced back. We remain confident that all three situations will work out well. The Real Estate sector has seen a pick-up in M&A activity over the last several months. That is not the reason we own any of these stocks, but we think it points to the likelihood that the public markets are undervaluing real estate relative to the private markets.

In the Materials sector, three of the four stocks we own in the sector declined, while the overall sector was up. The Fund experienced smaller impacts from Vulcan Materials and RPM International which both traded off on concerns that a long winter would impact the start to the spring construction season. Construction is an important market to both Vulcan, which sells aggregates, and RPM which manufactures coatings. The larger impact to Fund performance in the sector was FMC Corporation, a chemical company that is a leader in agricultural chemicals as well as lithium and its derivatives. The weakness in the stock was mostly related to concerns about plans to increase capacity in lithium by FMC’s competitors. We do not think the weakness is appropriate to the potential impact to FMC, particularly since FMC will be spinning off the lithium business to shareholders in the second half of the year.

As we look into the back half of the Fund’s fiscal year, we see the elements that defined the first half continuing to provide the backdrop for the market.

•	We expect the economy to continue its slow growth. Although demand looks good, the economy may be experiencing some constraints that keep it from growing faster. The labor market is the biggest one, in our opinion, but rising interest rates, higher commodity prices, and the recently stronger dollar also threaten to sap some of the economy’s strength.

•	Corporate earnings growth expectations have risen due to the reduction in corporate income taxes, and it appears that 2018 will be the strongest year of growth since 2010. Analysts expect earnings in the S&P 500 to grow by more than twenty percent (20%) this year, and expectations for the S&P MidCap and S&P Small Cap earnings are even faster at twenty-four percent (24%), and twenty-five percent (25%), respectively.

•	So far earnings growth is driving dividend growth, and we think that will continue. Through the first quarter of 2018, thirty-two percent (32%) of the dividend payers in the S&P 500 (83% of them pay dividends) have raised their dividend, and the average increase is twenty percent (20%). Both the percentage of companies and the average increase are running ahead of last year. In the S&P MidCap Cap, thirty percent (30%) of the dividend payers (68% pay dividends) have raised their dividends with the average increase fifteen percent (15%). For reference, during the full year of 2017, seventy-six percent (76%) of dividend-payers in the S&P 500 and seventy percent (70%) of dividend-payers in the S&P MidCap increased their payout.

•	Valuations appear more reasonable than they did at the beginning of the calendar year. The S&P 500 now trades at 16.5x NTM earnings vs. 18.3x at the end of last year. While this is still above the long-term average, it is not a level at which investors should have to expect contraction in valuation multiples when they evaluate the attractiveness of the market.

•	We expect the market to remain volatile, although probably not at the levels we saw in February and March. We do not think that concerns about trade wars, rising rates, or the advanced stage of the economic cycle and bull market will subside any time soon. We think stocks will rise and fall as investor sentiment around these issues wanes and waxes.

In conclusion, we are slightly disappointed with the Fund’s performance at the midway point of the fiscal year. We do, however, remain confident that our process to identify stocks with a good combination of Quality, Timeliness, and Valuation will provide strong risk-adjusted returns over time. Thank you for investing along with us in the KEELEY Mid Cap Dividend Value Fund.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2018

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2018

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	7.82%	7.97%	11.37%	15.63%
Class A (includes max 4 1/2% front-end load)	2.96%	6.33%	10.35%	14.81%
Class I	8.09%	8.22%	11.64%	15.91%
Russell Midcap® Value Index	6.50%	7.23%	11.11%	16.56%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY All Cap Value Fund (KACVX - KACIX)

To Our Shareholders,

For the quarter ended March 31, 2018, the KEELEY ALL Cap Value Fund’s net asset value (“NAV”) per Class A share declined 1.51% versus a loss of 2.82% for the Russell 3000 Value Index. Over the six-month period ended March 31, 2018, the Fund rose 4.43% compared to a 2.11% increase in the Russell 3000 Value Index.

Commentary

The markets ended the fourth quarter of 2017 on a strong note, with the major US equity indices at or near all-time highs. The holiday cheer was not confined to the US, as stock markets in the UK, France, Germany, Japan, India, and Brazil also closed the year at or close to highs. Equity markets, however, were not the only places displaying strength. Commodities also advanced with the Goldman Sachs Commodity Index closing near its year-high, as underlying components such as oil, aluminum, and nickel exhibited strength. This global optimism led the yields on the 3-month treasury bill and the 5-year treasury note to close 2017 at near highs, although there was little evidence of inflation. In fact, the only major benchmark seeing a significant retreat in 2017 was the CBOE Volatility index — also known as the VIX Index — which tends to decline when US equities rally.

The global stock rally appears to have been fueled by improving corporate earnings, strengthening economies around the world, and supportive monetary policy from global central banks. Many of these factors have driven gains in US stocks, as domestic economic data has been setting six-year records. And with the passage of a new tax law that will reduce corporate tax burdens, investors remain bullish that economic expansion will continue in 2018.

The economic expansion has been broad-based by sector. Business confidence surveys such as the purchasing manager indices (“PMI”) reveal that ninety-six percent (96%) of the 28 countries tracked showed expansion of their manufacturing sectors and that eighty-three percent (83%) saw services sector expansion. Recent data suggest business spending is also starting to increase. Although tax reform was the sole item on the Trump agenda that successfully passed, the new Administration has been quietly reducing regulation which in turn is giving companies increased confidence to invest.

After ending 2017 on an ebullient note, the market rally continued into January, propelled by strong corporate earnings, corporate tax cuts, and a weakening dollar that supported exports. Following an extended period of rising markets, driven by global quantitative easing, the quarter saw a return of volatility, with sharp declines in February and March. Two threats to the story of synchronized global recovery caused volatility indexes to surge: trade wars (geopolitical) and inflation. Another cause of market turbulence has been the shift of fund flows to computer driven passive investing. Exchange traded funds accounted for as much as forty percent (40%) of total stock trading on market decline days. Against this backdrop, we believe that stock pickers are entering an environment where they can demonstrate their ability to add value. This is evidenced by the primary driver of the Fund’s outperformance in the first quarter of 2018 being stock selection.

As tariffs on a list of over 1,300 targeted goods were released for public review, China proposed to reciprocate in kind. This threatened to disrupt industrial production levels and inject inflation into the economic system. Markets tumbled and gyrated as investors attempted to gauge the potential negative impacts, forecasting which businesses were most at risk and wagering on the likelihood that coming negotiations could pacify the growing hostility over international trade. Small cap stocks, which generate approximately nineteen percent (19%) of their revenue from overseas, had their best January performance since 2013. This held steady in March, while larger multinationals, with approximately thirty-nine percent (39%) overseas exposure, stumbled given their greater sensitivity to trade and protectionism.

Wage growth accelerated in January to two point nine percent (2.9%), the strongest gain since mid-2009, and the Consumer Price Index (CPI) topped analyst estimates, holding to an above two percent (2%) trend. Incoming Federal Reserve chairman Jerome Powell concurred that “inflation is moving up to target.” Yields on the US two-year to ten-year treasury notes began a sharp, upward move as inflation fears and higher rates were both incorporated into market outlooks. Generally, economists expect four Federal Reserve interest rate hikes in 2018 and four more in 2019. Recessions tend to occur when there is an over-tightening of monetary policy, which we do not envision in the near term. Broadly considered, the global economy continues to demonstrate the first synchronized economic expansion in many years, supported by stabilized commodity prices and steadily climbing industrial output. Much of the same is reflected domestically, yet with added drivers such as recently enacted corporate tax reform.

The current bull market marked its ninth anniversary in March. While some valuations appear stretched, many companies have been left behind, as value stocks have underperformed growth stocks for the past decade. The impact of tax reform is just now being reflected in analyst estimates, and many strategists think that the new lower tax rate will increase corporate earnings by five percent (5%) to ten percent (10%). Adjusted for the impact of tax reform, valuations appear more reasonable than they did at the beginning of the year, and are at a level slightly above the long-term average. Given the outlook for an improving economy, accompanied by near record low unemployment, we remain constructive on the outlook for continued market gains, as we seek to uncover the mispriced equities of companies selling at a discount to intrinsic value. At Keeley Teton, we focus on underfollowed and misunderstood companies that are implementing restructuring changes to close that discount. We employ fundamental research and bottom-up analysis to identify potential catalysts that could ultimately unlock this value. Examples of this approach are demonstrated by two of the Fund’s largest contributors, NRG Energy (up 20%) and Voya Financial (up 27%). Both companies announced transactions to clean up complex structures that seemed to mask the underlying value of their core businesses.

For our portfolios, a major historical performance driver has been merger and acquisition activity. Global deal making year-to-date has crossed the $1 trillion mark, the fastest it has reached that level, as a wave of consolidation spreads across the U.S. and activity in the UK, China, Germany and Japan accelerates. Buoyed by quickening economic growth, tax cuts, and strong business confidence, we believe that corporate boardrooms are reassessing the capital they can plough into acquisitions. Deal making is up more than fifty percent (50%) from a year ago and approximately twelve percent (12%) from the same point in 2007, the high-water mark for mergers and acquisitions, according to Dealogic. Also, according to Thomson Reuters, a record $1 trillion of cash was pledged toward private equity funds last year in search of higher returns. In many cases, institutional investors are turning to active microcap equity as a proxy for private equity. Small and mid-cap companies are increasingly being acquired by larger corporations challenged by anemic organic top line growth. In the Fund, three such companies were acquired last year, and one in the first quarter of this year. The government information technology space continues to consolidate and recently spun-off CSRA (CSRA), was acquired by a larger competitor, General Dynamics (GD), at a thirty-eight percent (38%) premium.

As disclosed in this shareholder report and a supplement to the Fund’s prospectus, the Fund is expected to be reorganized into the KEELEY Small-Mid Cap Value Fund pursuant to a tax-free exchange in July 2018. Please know that I also manage the KEELEY Small-Mid Cap Value Fund along with my colleague Kevin Chin.

Kevin and I are cautiously optimistic for the remainder of 2018, and we feel a more rational market will recognize the value inherent in our restructuring philosophy, which we apply to the management of the Fund and the KEELEY Small-Mid Cap Value Fund. We both remain bottom-up, value-oriented stock pickers, committed to uncovering mispriced equities of companies undergoing some type of restructuring action to unlock hidden value. Thank you for investing in the KEELEY All Cap Value Fund. We appreciate your confidence and trust and hope that you will continue to invest along with us in the KEELEY Small-Mid Cap Value Fund.

Sincerely,

Brian R. Keeley

Lead Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 3/31/2018

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended March 31, 2018

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	8.02%	7.42%	6.19%	6.79%
Class A (includes max 4 1/2% front-end load)	3.14%	6.44%	5.70%	6.37%
Class I	8.33%	7.70%	6.45%	5.13%
Russell 3000® Value Index	6.81%	10.71%	7.84%	7.32%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is 6.71%.
*	Excludes short-term investments.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended March 31, 2018

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intented to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Dividend Value Fund, and the All Cap Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$994.00	1.39%	$6.91
Small Cap Dividend Value Fund	1,000.00	1,002.30	1.29%	6.44
Small-Mid Cap Value Fund	1,000.00	1,047.10	1.39%	7.09
Mid Cap Dividend Value Fund	1,000.00	1,022.30	1.29%	6.50
All Cap Value Fund	1,000.00	1,044.30	1.39%	7.08

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$994.90	1.14%	$5.67
Small Cap Dividend Value Fund	1,000.00	1,003.50	1.04%	5.19
Small-Mid Cap Value Fund	1,000.00	1,049.00	1.14%	5.82
Mid Cap Dividend Value Fund	1,000.00	1,023.50	1.04%	5.25
All Cap Value Fund	1,000.00	1,045.70	1.14%	5.81

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Funds (to reflect the one-half year period).

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended March 31, 2018

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,018.00	1.39%	$6.99
Small Cap Dividend Value Fund	1,000.00	1,018.50	1.29%	6.49
Small-Mid Cap Value Fund	1,000.00	1,018.00	1.39%	6.99
Mid Cap Dividend Value Fund	1,000.00	1,018.50	1.29%	6.49
All Cap Value Fund	1,000.00	1,018.00	1.39%	6.99

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.25	1.14%	$5.74
Small Cap Dividend Value Fund	1,000.00	1019.75	1.04%	5.24
Small-Mid Cap Value Fund	1,000.00	1019.25	1.14%	5.74
Mid Cap Dividend Value Fund	1,000.00	1019.75	1.04%	5.24
All Cap Value Fund	1,000.00	1019.25	1.14%	5.74

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 182/365 for the Funds (to reflect the one-half year period).

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2018 (Unaudited)

Shares		Value
	COMMON STOCKS – 98.60%
	Auto Components – 2.41%
338,800	Modine Manufacturing Co. (a)	$7,165,620
88,300	Visteon Corp. (a)	9,734,192

		16,899,812

	Banks – 8.22%
342,600	BancorpSouth Bank	10,894,680
282,208	Bank of NT Butterfield & Son Ltd.	12,665,495
875,043	Opus Bank	24,501,204
319,371	State Bank Financial Corp.	9,584,324

		57,645,703

	Capital Markets – 0.80%
325,922	Donnelley Financial Solutions, Inc. (a)	5,596,081

	Chemicals – 1.78%
177,055	Sensient Technologies Corp.	12,496,542

	Commercial Banks – 9.91%
207,800	BOK Financial Corp.	20,570,122
212,400	Columbia Banking System, Inc.	8,910,180
700,728	Hilltop Holdings, Inc.	16,439,079
246,200	Synovus Financial Corp.	12,295,228
155,275	UMB Financial Corp.	11,240,357

		69,454,966

	Commercial Services & Supplies – 2.84%
316,410	ABM Industries, Inc.	10,593,407
295,682	Ritchie Bros. Auctioneers, Inc.	9,305,112

		19,898,519

	Communications Equipment – 3.13%
638,028	Extreme Networks, Inc. (a)	7,062,970
1,601,288	Mitel Networks Corp. (a)	14,859,953

		21,922,923

	Computer & Peripherals – 1.00%
456,889	Diebold Nixdorf, Inc.	7,036,091

	Construction & Engineering – 2.16%
935,600	KBR, Inc.	15,147,364

Shares		Value
	Diversified Financial Services – 3.36%
552,441	Air Lease Corp.	$23,545,035

	Electric Utilities – 2.14%
207,718	Allete, Inc.	15,007,625

	Electronic Equipment, Instruments & Components – 1.20%
666,500	Knowles Corp. (a)	8,391,235

	Energy Equipment & Services – 0.39%
106,000	C&J Energy Services, Inc. (a)	2,736,920

	Health Care Equipment & Supplies – 3.12%
422,330	Invacare Corp.	7,348,542
212,810	Varex Imaging Corp. (a)	7,614,342
348,267	Wright Medical Group N.V. (a)	6,909,617

		21,872,501

	Health Care Providers & Services – 1.17%
313,047	The Ensign Group, Inc.	8,233,136

	Hotels, Restaurants & Leisure – 6.72%
1,130,800	Del Taco Restaurants, Inc. (a)	11,715,088
863,727	Denny’s Corp. (a)	13,327,308
788,000	Playa Hotels & Resorts NV (a)	8,053,360
63,100	Vail Resorts, Inc.	13,989,270

		47,085,026

	Household Durables – 1.40%
599,578	TRI Pointe Group, Inc. (a)	9,851,067

	Household Products – 1.92%
815,430	HRG Group, Inc. (a)	13,446,441

	IT Services – 1.75%
78,600	WEX, Inc. (a)	12,310,332

	Machinery – 8.63%
235,468	ESCO Technologies, Inc.	13,786,652
323,200	ITT, Inc.	15,830,336
183,836	John Bean Technologies Corp.	20,847,002

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018 (Unaudited)

Shares		Value
	Machinery – (continued)
515,200	Welbilt, Inc. (a)	$10,020,640

		60,484,630

	Media – 2.93%
851,756	Media General, Inc. CVR (a)(b)	25,553
308,384	Nexstar Media Group, Inc. – Class A	20,507,536

		20,533,089

	Metals & Mining – 2.46%
298,800	Allegheny Technologies, Inc. (a)	7,075,584
100,625	Kaiser Aluminum Corp.	10,153,062

		17,228,646

	Multi-Utilities – 0.95%
123,400	Black Hills Corp.	6,700,620

	Oil, Gas & Consumable Fuels – 5.21%
288,500	Delek US Holdings, Inc.	11,741,950
1,185,260	Oasis Petroleum, Inc. (a)	9,600,606
524,700	Parsley Energy, Inc. – Class A (a)	15,211,053

		36,553,609

	Paper & Forest Products – 0.75%
154,224	Kapstone Paper & Packaging Corp.	5,291,425

	Real Estate Investment Trusts (REITs) – 8.56%
648,600	CareTrust REIT, Inc.	8,691,240
855,340	OUTFRONT Media, Inc.	16,029,072
218,274	Ryman Hospitality Properties, Inc.	16,905,321
735,634	Sabra Health Care REIT, Inc.	12,983,940
151,380	Seritage Growth Properties – Class A	5,381,559

		59,991,132

	Real Estate Management & Development – 1.96%
791,386	Kennedy-Wilson Holdings, Inc.	13,770,116

Shares		Value
	Semiconductors & Semiconductor Equipment – 2.15%
400,700	Versum Materials, Inc.	$15,078,341

	Software – 1.61%
264,319	Verint Systems, Inc. (a)	11,259,989

	Specialty Retail – 1.25%
197,166	Penske Automotive Group, Inc.	8,740,369

	Thrifts & Mortgage Finance – 6.72%
142,600	Iberiabank Corp.	11,122,800
946,859	Kearny Financial Corp.	12,309,167
391,420	OceanFirst Financial Corp.	10,470,485
516,936	Provident Financial Services, Inc.	13,228,392

		47,130,844

	Total Common Stocks (Cost $509,775,614)	$691,340,129

	SHORT TERM INVESTMENTS – 1.44%
	Money Market Funds – 1.44%
10,061,480	Fidelity® Investments Money Market Government Portfolio Class I, 1.49% (c)	$10,061,480

	Total Short Term Investments (Cost $10,061,480)	$10,061,480

	Total Investments – 100.04%
	(Cost $519,837,094)	$701,401,609
	Liabilities in Excess of Other Assets – (0.04)%	(307,546)

	TOTAL NET ASSETS – 100.00%	$701,094,063

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	A CVR is a contingent value right. The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. This security represents $25,553 or 0.00% of the Fund’s net assets and is classified as a Level 3 security.

(c)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2018 (Unaudited)

Shares		Value
	COMMON STOCKS – 96.48%
	Automobiles – 1.92%
45,950	Winnebago Industries, Inc.	$1,727,720

	Banks – 9.81%
61,110	BancorpSouth Bank	1,943,298
31,100	Bank of NT Butterfield & Son Ltd.	1,395,768
59,205	CenterState Bank Corp.	1,570,709
93,729	FNB Corp.	1,260,655
41,700	Guaranty Bancorp	1,182,195
48,728	State Bank Financial Corp.	1,462,327

		8,814,952

	Capital Markets – 4.85%
108,010	Silvercrest Asset Management Group, Inc. – Class A	1,641,752
57,690	Solar Capital Ltd.	1,171,684
46,730	Virtu Financial, Inc. – Class A	1,542,090

		4,355,526

	Commercial Banks – 9.42%
37,210	Columbia Banking System, Inc.	1,560,959
31,530	Glacier Bancorp, Inc.	1,210,121
49,370	Hanmi Financial Corp.	1,518,128
33,706	LegacyTexas Financial Group, Inc.	1,443,291
19,100	Union Bankshares Corp.	701,161
23,610	Wintrust Financial Corp.	2,031,641

		8,465,301

	Commercial Services & Supplies – 3.36%
89,985	Covanta Holding Corp.	1,304,782
13,990	Deluxe Corp.	1,035,400
13,360	Matthews International Corp. – Class A	676,016

		3,016,198

	Communications Equipment – 1.68%
25,050	Plantronics, Inc.	1,512,269

	Computer & Peripherals – 0.85%
49,630	Diebold Nixdorf, Inc.	764,302

Shares		Value
	Construction & Engineering – 3.19%
91,450	KBR, Inc.	$1,480,575
55,460	Primoris Services Corp.	1,385,391

		2,865,966

	Diversified Consumer Services – 1.55%
50,192	Carriage Services, Inc.	1,388,311

	Electric Utilities – 2.29%
17,125	Allete, Inc.	1,237,281
16,110	El Paso Electric Co.	821,610

		2,058,891

	Electrical Equipment – 2.06%
17,031	AZZ, Inc.	744,254
15,085	Regal Beloit Corp.	1,106,485

		1,850,739

	Electronic Equipment, Instruments & Components – 2.87%
77,665	AVX Corp.	1,285,356
20,335	Dolby Laboratories, Inc. – Class A	1,292,492

		2,577,848

	Energy Equipment & Services – 1.25%
64,230	Patterson-UTI Energy, Inc.	1,124,667

	Gas Utilities – 1.21%
38,710	South Jersey Industries, Inc.	1,090,074

	Health Care Providers & Services – 4.58%
7,925	Chemed Corp.	2,162,415
74,235	The Ensign Group, Inc.	1,952,381

		4,114,796

	Hotels, Restaurants & Leisure – 1.22%
8,190	Marriott Vacations Worldwide Corp.	1,090,908

	Household Durables – 1.27%
53,942	Hamilton Beach Brands Holding Co.	1,144,649

	Independent Power and Renewable Electricity Producers – 1.29%
58,930	Atlantica Yield PLC	1,153,849

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018 (Unaudited)

Shares		Value
	Insurance – 1.92%
24,844	FBL Financial Group, Inc. – Class A	$1,722,931

	IT Services – 0.67%
37,525	Hackett Group Inc/The	602,652

	Machinery – 1.96%
16,375	Astec Industries, Inc.	903,573
7,530	John Bean Technologies Corp.	853,902

		1,757,475

	Media – 4.41%
28,170	Cinemark Holdings, Inc.	1,061,164
137,330	Entercom Communications Corp. – Class A	1,325,234
23,620	Nexstar Media Group, Inc. – Class A	1,570,730

		3,957,128

	Metals & Mining – 2.81%
57,630	Commercial Metals Co.	1,179,110
22,315	Compass Minerals International, Inc.	1,345,594

		2,524,704

	Multi-Utilities – 1.06%
17,600	Black Hills Corp.	955,680

	Oil, Gas & Consumable Fuels – 4.98%
50,623	Delek US Holdings, Inc.	2,060,356
162,569	Evolution Petroleum Corp.	1,308,681
51,490	SemGroup Corp. – Class A	1,101,886

		4,470,923

	Paper & Forest Products – 1.54%
110,790	Mercer International, Inc.	1,379,336

	Real Estate Investment Trusts (REITs) – 11.18%
83,333	CareTrust REIT, Inc.	1,116,662
106,010	City Office REIT, Inc.	1,225,476
18,855	CorEnergy Infrastructure Trust, Inc.	707,817
43,192	Gramercy Property Trust	938,562
36,925	National Storage Affiliates	926,079
71,080	OUTFRONT Media, Inc.	1,332,039
14,090	PotlatchDeltic Corp.	733,384

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
9,270	Ryman Hospitality Properties, Inc.	$717,962
79,445	Sabra Health Care REIT, Inc.	1,402,204
39,500	STAG Industrial, Inc.	944,840

		10,045,025

	Semiconductors & Semiconductor Equipment – 2.35%
124,580	Cypress Semiconductor Corp.	2,112,877

	Software – 0.74%
48,770	TiVo Corp.	660,834

	Textiles, Apparel & Luxury Goods – 1.28%
37,742	Culp, Inc.	1,153,018

	Thrifts & Mortgage Finance – 6.91%
43,380	Berkshire Hills Bancorp, Inc.	1,646,271
17,720	Iberiabank Corp.	1,382,160
49,960	OceanFirst Financial Corp.	1,336,430
34,910	Oritani Financial Corp.	535,868
51,130	Provident Financial Services, Inc.	1,308,417

		6,209,146

	Total Common Stocks (Cost $64,441,299)	$86,668,695

	SHORT TERM INVESTMENTS – 3.82%
	Money Market Funds – 3.82%
3,430,598	Fidelity® Investments Money Market Government Portfolio Class I, 1.49% (a)	$3,430,598

	Total Short Term Investments (Cost $3,430,598)	$3,430,598

	Total Investments – 100.30%
	(Cost $67,871,897)	$90,099,293
	Liabilities in Excess of Other Assets – (0.30)%	(266,348)

	TOTAL NET ASSETS – 100.00%	$89,832,945

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2018 (Unaudited)

Shares		Value
	COMMON STOCKS – 97.52%
	Auto Components – 2.07%
16,600	Aptiv PLC	$1,410,502
23,553	Delphi Technologies PLC	1,122,301

		2,532,803

	Banks – 3.73%
174,400	FNB Corp.	2,345,680
44,990	PacWest Bancorp	2,228,355

		4,574,035

	Building Products – 1.87%
36,120	A.O. Smith Corp.	2,296,871

	Capital Markets – 1.65%
128,346	BrightSphere Investment Group PLC	2,022,733

	Chemicals – 4.01%
25,000	Ashland Global Holdings, Inc.	1,744,750
74,220	Huntsman Corp.	2,170,935
45,455	Valvoline, Inc.	1,005,919

		4,921,604

	Commercial Banks – 8.80%
32,040	BOK Financial Corp.	3,171,639
97,720	Hanmi Financial Corp.	3,004,890
36,030	Synovus Financial Corp.	1,799,338
38,840	UMB Financial Corp.	2,811,628

		10,787,495

	Commercial Services & Supplies – 2.04%
49,040	Copart, Inc. (a)	2,497,607

	Communications Equipment – 2.21%
292,180	Mitel Networks Corp. (a)	2,711,430

	Diversified Consumer Services – 1.33%
58,730	Carriage Services, Inc.	1,624,472

	Diversified Financial Services – 7.44%
76,030	Air Lease Corp.	3,240,399
41,310	Fidelity National Financial, Inc.	1,653,226
83,790	Voya Financial, Inc.	4,231,395

		9,125,020

Shares		Value
	Electric Utilities – 0.97%
22,700	Westar Energy, Inc.	$1,193,793

	Electronic Equipment, Instruments & Components – 1.28%
124,270	Knowles Corp. (a)	1,564,559

	Energy Equipment & Services – 1.16%
81,430	Patterson-UTI Energy, Inc.	1,425,839

	Food Products – 1.27%
26,750	Lamb Weston Holdings, Inc.	1,557,385

	Health Care Equipment & Supplies – 0.97%
59,610	Wright Medical Group N.V. (a)	1,182,662

	Health Care Providers & Services – 1.40%
10,600	Laboratory Corporation of America Holdings (a)	1,714,550

	Home Furnishings – 1.71%
35,645	Fortune Brands Home & Security, Inc.	2,099,134

	Hotels, Restaurants & Leisure – 4.42%
204,890	Del Taco Restaurants, Inc. (a)	2,122,661
94,500	Denny’s Corp. (a)	1,458,135
16,110	Wyndham Worldwide Corp.	1,843,467

		5,424,263

	Household Durables – 1.39%
103,810	TRI Pointe Group, Inc. (a)	1,705,598

	Household Products – 2.35%
27,830	Spectrum Brands Holdings, Inc.	2,885,971

	IT Services – 3.53%
12,782	Black Knight, Inc. (a)	602,032
14,120	Broadridge Financial Solutions, Inc.	1,548,823
13,930	WEX, Inc. (a)	2,181,717

		4,332,572

	Machinery – 6.94%
43,857	ESCO Technologies, Inc.	2,567,827
57,130	ITT, Inc.	2,798,228

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018 (Unaudited)

Shares		Value
	Machinery – (continued)
27,670	John Bean Technologies Corp.	$3,137,778

		8,503,833

	Metals & Mining – 1.19%
14,480	Kaiser Aluminum Corp.	1,461,032

	Multi-Utilities – 5.80%
79,280	MDU Resources Group, Inc.	2,232,525
159,790	NRG Energy, Inc.	4,878,389

		7,110,914

	Oil, Gas & Consumable Fuels – 4.70%
32,085	Energen Corp. (a)	2,016,863
89,865	Parsley Energy, Inc. – Class A (a)	2,605,186
63,480	SM Energy Co.	1,144,545

		5,766,594

	Real Estate Investment Trusts (REITs) – 10.76%
116,355	CareTrust REIT, Inc.	1,559,157
59,220	Equity Commonwealth (a)	1,816,277
45,035	Gaming & Leisure Properties, Inc.	1,507,322
45,783	Iron Mountain, Inc.	1,504,429
24,350	Lamar Advertising Co. – Class A	1,550,121
24,420	Ryman Hospitality Properties, Inc.	1,891,329
125,960	Sabra Health Care REIT, Inc.	2,223,194
62,130	VICI Properties, Inc.	1,138,222

		13,190,051

	Real Estate Management & Development – 2.52%
22,210	The Howard Hughes Corp. (a)	3,090,077

	Road & Rail – 1.30%
21,970	Ryder System, Inc.	1,599,196

	Software – 2.68%
28,090	CDK Global, Inc.	1,779,221
35,390	Verint Systems, Inc. (a)	1,507,614

		3,286,835

Shares		Value
	Specialty Retail – 1.40%
38,670	Penske Automotive Group, Inc.	$1,714,241

	Textiles, Apparel & Luxury Goods – 1.99%
16,070	PVH Corp.	2,433,480

	Trading Companies & Distributors – 1.50%
36,300	AerCap Holdings N.V. (a)	1,841,136

	Water Utilities – 1.14%
17,040	American Water Works Company, Inc.	1,399,495

	Total Common Stocks (Cost $77,249,927)	$119,577,280

	SHORT TERM INVESTMENTS – 1.19%
	Money Market Funds –1.19%
1,455,681	Fidelity® Investments Money Market Government Portfolio Class I, 1.49% (b)	$1,455,681

	Total Short Term Investments (Cost $1,455,681)	$1,455,681

	Total Investments – 98.71%
	(Cost $78,705,608)	$121,032,961
	Other Assets in Excess of Liabilities – 1.29%	1,579,475

	TOTAL NET ASSETS – 100.00%	$122,612,436

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2018 (Unaudited)

Shares		Value
	COMMON STOCKS – 94.95%
	Aerospace & Defense – 1.44%
27,390	BWX Technologies, Inc.	$1,740,087

	Auto Components – 1.62%
13,425	Autoliv, Inc.	1,959,245

	Banks – 1.42%
127,890	FNB Corp.	1,720,121

	Capital Markets – 1.25%
10,205	Ameriprise Financial, Inc.	1,509,728

	Chemicals – 4.42%
30,875	FMC Corp.	2,364,099
58,720	Huntsman Corp.	1,717,560
26,625	RPM International, Inc.	1,269,214

		5,350,873

	Commercial Banks – 8.63%
73,960	Associated Banc-Corp.	1,837,906
27,574	BOK Financial Corp.	2,729,549
26,060	Comerica, Inc.	2,499,936
18,675	UMB Financial Corp.	1,351,883
94,300	Umpqua Holdings Corp.	2,018,963

		10,438,237

	Commercial Services & Supplies – 2.08%
16,100	Dun & Bradstreet Corp.	1,883,700
19,995	Ritchie Bros. Auctioneers, Inc.	629,243

		2,512,943

	Construction Materials – 1.68%
17,825	Vulcan Materials Co.	2,035,080

	Consumer Finance – 1.63%
27,505	Discover Financial Services	1,978,435

	Diversified Financial Services – 4.00%
62,100	Air Lease Corp.	2,646,702
43,400	Voya Financial, Inc.	2,191,700

		4,838,402

	Electric Utilities – 2.10%
43,425	PPL Corp.	1,228,493
25,005	Westar Energy, Inc.	1,315,013

		2,543,506

Shares		Value
	Electronic Equipment, Instruments & Components – 1.47%
28,025	Dolby Laboratories, Inc. – Class A	$1,781,269

	Energy Equipment & Services – 0.74%
51,100	Patterson-UTI Energy, Inc.	894,761

	Food Products – 2.84%
51,500	Conagra Brands, Inc.	1,899,320
26,341	Lamb Weston Holdings, Inc.	1,533,573

		3,432,893

	Gas Utilities – 1.94%
26,150	National Fuel Gas Co.	1,345,418
22,555	UGI Corp.	1,001,893

		2,347,311

	Health Care Equipment & Supplies – 1.55%
20,105	STERIS PLC	1,877,003

	Health Care Providers & Services – 2.64%
13,800	AmerisourceBergen Corp.	1,189,698
12,000	CIGNA Corp.	2,012,880

		3,202,578

	Hotels, Restaurants & Leisure – 3.64%
105,810	Extended Stay America, Inc.	2,091,864
20,200	Wyndham Worldwide Corp.	2,311,485

		4,403,349

	Insurance – 4.35%
22,000	Arthur J. Gallagher & Co.	1,512,060
31,300	Lincoln National Corp.	2,286,777
9,500	Reinsurance Group of America, Inc.	1,463,000

		5,261,837

	IT Services – 4.79%
26,700	DXC Technology Co.	2,684,151
6,590	Fidelity National Information Services, Inc.	634,617
28,680	Total System Services, Inc.	2,473,937

		5,792,705

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018 (Unaudited)

Shares		Value
	Leisure Equipment & Products – 1.54%
31,385	Brunswick Corp.	$1,863,955

	Life Sciences Tools & Services – 1.02%
18,410	Agilent Technologies, Inc.	1,231,629

	Machinery – 4.43%
38,940	ITT, Inc.	1,907,281
26,900	Oshkosh Corp.	2,078,562
9,400	Snap-On, Inc.	1,386,876

		5,372,719

	Media – 2.19%
44,395	Cinemark Holdings, Inc.	1,672,360
85,890	TEGNA, Inc.	978,287

		2,650,647

	Multi-Utilities – 6.00%
27,100	Black Hills Corp.	1,471,530
64,575	MDU Resources Group, Inc.	1,818,432
83,060	NRG Energy, Inc.	2,535,821
43,650	OGE Energy Corp.	1,430,411

		7,256,194

	Oil, Gas & Consumable Fuels – 7.51%
70,000	Cabot Oil & Gas Corp.	1,678,600
44,555	Delek US Holdings, Inc.	1,813,389
16,985	Energen Corp. (a)	1,067,677
38,785	EQT Corp.	1,842,675
27,965	HollyFrontier Corp.	1,366,370
73,100	SM Energy Co.	1,317,993

		9,086,704

	Real Estate Investment Trusts (REITs) – 14.29%
73,790	Brixmor Property Group, Inc.	1,125,298
45,725	DDR Corp.	335,164
37,435	Education Realty Trust, Inc.	1,225,996
20,650	EPR Properties	1,144,010
14,100	Equity Lifestyle Properties, Inc.	1,237,557
68,380	Gramercy Property Trust	1,485,897
70,535	Healthcare Trust of America, Inc. – Class A	1,865,651

Shares		Value
	Real Estate Investment Trusts (REITs) – (continued)
65,235	Hudson Pacific Properties, Inc.	$2,122,096
64,240	Iron Mountain, Inc.	2,110,926
25,155	Lamar Advertising Co. – Class A	1,601,367
90,890	Sabra Health Care REIT, Inc.	1,604,209
77,890	Spirit Realty Capital, Inc.	604,426
45,685	VICI Properties, Inc.	836,949

		17,299,546

	Road & Rail – 1.46%
24,330	Ryder System, Inc.	1,770,981

	Specialty Retail – 1.32%
35,100	Foot Locker, Inc.	1,598,454

	Water Utilities – 0.96%
14,150	American Water Works Company, Inc.	1,162,140

	Total Common Stocks (Cost $100,183,301)	$114,913,332

	SHORT TERM INVESTMENTS – 5.13%
	Money Market Funds – 5.13%
6,206,116	Fidelity® Investments Money Market Government Portfolio Class I, 1.49% (b)	$6,206,116

	Total Short Term Investments (Cost $6,206,116)	$6,206,116

	Total Investments – 100.08%
	(Cost $106,389,417)	$121,119,448
	Liabilities in Excess of Other Assets – (0.08)%	(92,853)

	TOTAL NET ASSETS – 100.00%	$121,026,595

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non Income Producing.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

March 31, 2018 (Unaudited)

Shares		Value
	COMMON STOCKS – 97.96%
	Auto Components – 3.50%
17,690	Visteon Corp. (a)	$1,950,146

	Banks – 7.76%
40,210	Bank of America Corp.	1,205,898
12,100	Bank of NT Butterfield & Son Ltd.	543,048
19,400	Citigroup, Inc.	1,309,500
44,958	Opus Bank	1,258,824

		4,317,270

	Beverages – 2.13%
15,720	Molson Coors Brewing Co. – Class B	1,184,188

	Biotechnology – 2.84%
10,583	Shire PLC – ADR	1,580,994

	Chemicals – 1.78%
15,515	DowDuPont, Inc.	988,461

	Commercial Banks – 7.53%
10,895	BOK Financial Corp.	1,078,496
31,030	Hanmi Financial Corp.	954,172
34,370	Hilltop Holdings, Inc.	806,320
18,650	UMB Financial Corp.	1,350,074

		4,189,062

	Construction & Engineering – 2.22%
76,225	KBR, Inc.	1,234,083

	Consumer Finance – 2.16%
16,670	Discover Financial Services	1,199,073

	Diversified Financial Services – 8.29%
49,450	Air Lease Corp.	2,107,559
49,650	Voya Financial, Inc.	2,507,325

		4,614,884

	Energy Equipment & Services – 2.63%
31,125	Halliburton Co.	1,461,007

	Food Products – 2.41%
32,125	Mondelez International, Inc. – Class A	1,340,576

	Health Care Equipment & Supplies – 5.52%
34,155	Abbott Laboratories	2,046,568

Shares		Value
	Health Care Equipment & Supplies – (continued)
51,704	Wright Medical Group N.V. (a)	$1,025,807

		3,072,375

	Health Care Providers & Services – 1.84%
11,880	AmerisourceBergen Corp.	1,024,175

	Hotels, Restaurants & Leisure – 3.75%
94,200	Del Taco Restaurants, Inc. (a)	975,912
9,690	Wyndham Worldwide Corp.	1,108,827

		2,084,739

	Household Products – 2.50%
13,420	Spectrum Brands Holdings, Inc.	1,391,654

	Insurance – 2.98%
34,625	Athene Holding Ltd. – Class A (a)	1,655,421

	IT Services – 1.48%
8,565	Fidelity National Information Services, Inc.	824,809

	Machinery – 2.24%
25,500	ITT, Inc.	1,248,990

	Media – 1.80%
15,070	Nexstar Media Group, Inc. – Class A	1,002,155

	Metals & Mining – 1.57%
8,660	Kaiser Aluminum Corp.	873,794

	Multi-Utilities – 4.05%
73,785	NRG Energy, Inc.	2,252,656

	Oil, Gas & Consumable Fuels – 7.85%
30,600	Delek US Holdings, Inc.	1,245,420
19,540	EOG Resources, Inc.	2,056,976
36,705	Parsley Energy, Inc. – Class A (a)	1,064,078

		4,366,474

	Pharmaceuticals – 3.10%
20,649	Zoetis, Inc.	1,724,398

	Real Estate Investment Trusts (REITs) – 2.74%
49,690	Equity Commonwealth (a)	1,523,992

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2018 (Unaudited)

Shares		Value
	Real Estate Management & Development – 6.26%
74,550	Kennedy-Wilson Holdings, Inc.	$1,297,170
15,730	The Howard Hughes Corp. (a)	2,188,515

		3,485,685

	Semiconductors & Semiconductor Equipment – 7.03%
43,080	Intel Corp.	2,243,607
44,380	Versum Materials, Inc.	1,670,019

		3,913,626

	Total Common Stocks (Cost $42,128,991)	$54,504,687

	SHORT TERM INVESTMENTS – 2.09%
	Money Market Funds – 2.09%
1,161,348	Fidelity® Investments Money Market Government Portfolio Class I, 1.49% (b)	$1,161,348

	Total Short Term Investments (Cost $1,161,348)	$1,161,348

	Total Investments – 100.05%
	(Cost $43,290,339)	$55,666,035
	Liabilities in Excess of Other Assets – (0.05)%	(26,475)

	TOTAL NET ASSETS – 100.00%	$55,639,560

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non Income Producing.

(b)	Represents annualized seven-day yield as of the close of the reporting period.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018 (Unaudited)

Small Cap Value Fund
ASSETS:
Investments, at value (1)	$701,401,609
Receivable for investments sold	543,581
Receivable for shares issued	2,426,089
Dividends and interest receivable	1,340,726
Prepaid expenses and other assets	53,520

Total Assets	705,765,525

LIABILITIES:
Payable for investments purchased	—
Payable for shares redeemed	3,388,400
Payable to Adviser	578,571
Payable to Directors	15,403
Payable to Custodian	11,783
Distribution payable	—
Accrued 12b-1 fees - Class A	35,565
Other accrued expenses	641,740

Total Liabilities	4,671,462

NET ASSETS	$701,094,063

NET ASSETS CONSIST OF:
Capital stock	$481,365,738
Accumulated undistributed net investment income/(loss)	1,596,305
Accumulated undistributed net realized gain on investments	36,567,505
Net unrealized appreciation on Investments	181,564,515

NET ASSETS	$701,094,063

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	13,669,043
NET ASSETS	$424,095,040
NET ASSET VALUE	$31.03

MAXIMUM OFFERING PRICE PER SHARE (2)	$32.49

Class I Shares
Authorized	100,000,000
Issued and outstanding	8,807,337
NET ASSETS	$276,999,023
NET ASSET VALUE	$31.45

(1) Cost of Investments.	$519,837,094
(2)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

March 31, 2018 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$90,099,293	$121,032,961	$121,119,448	$55,666,035
786,251	3,716,931	—	—
4,281	46,795	43,623	—
213,968	197,520	262,146	64,816
23,589	18,858	20,062	14,994

91,127,382	125,013,065	121,445,279	55,745,845

919,076	—	—	—
251,466	2,226,013	244,706	23,627
62,012	97,969	86,840	41,201
1,510	1,896	1,263	790
1,511	2,596	1,377	955
11,620	—	45,974	—
112	3,040	4,303	2,024
47,130	69,115	34,221	37,688

1,294,437	2,400,629	418,684	106,285

$89,832,945	$122,612,436	$121,026,595	$55,639,560

$63,061,736	$72,258,289	$104,239,178	$41,792,847
(12,705)	183,243	(73,680)	(84,162)
4,556,518	7,843,551	2,131,066	1,555,179
22,227,396	42,327,353	14,730,031	12,375,696

$89,832,945	$122,612,436	$121,026,595	$55,639,560

100,000,000	100,000,000	100,000,000	100,000,000
949,649	2,401,918	875,483	872,117
$17,159,541	$33,671,707	$19,466,857	$14,767,057
$18.07	$14.02	$22.24	$16.93

$18.92	$14.68	$23.28	$17.73

100,000,000	100,000,000	100,000,000	100,000,000
4,015,798	6,211,296	4,567,896	2,388,852
$72,673,404	$88,940,729	$101,559,738	$40,872,503
$18.10	$14.32	$22.23	$17.11

$67,871,897	$78,705,608	$106,389,417	$43,290,339

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

March 31, 2018 (Unaudited)

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$6,740,920
Less: Foreign withholding tax	(16,362)
Interest income	81,397

Total Investment Income	6,805,955

EXPENSES:
Investment advisory fees	3,888,090
12b-1 fees - Class A	586,606
Shareholder servicing fees	194,404
Transfer agent fees and expenses	112,690
Federal and state registration fees	23,860
Audit expense	30,678
Fund accounting and administration fees	129,206
Directors’ fees	67,996
Custody fees	27,448
Reports to shareholders	63,944
Interest expense	—
Other	107,899

Total expenses before reimbursement	5,232,821
Reimbursement of expenses by Adviser	(210,868)

NET EXPENSES	5,021,953

NET INVESTMENT INCOME/(LOSS)	1,784,002

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment from sales of investments	42,356,720
Change in net unrealized appreciation/(depreciation) on investments	(46,409,855)

Net Gain/(Loss) on investments	(4,053,135)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,269,133)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

March 31, 2018 (Unaudited)

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$1,322,500	$1,020,792	$1,271,177	$342,351
—	—	(1,244)	—
21,659	15,561	26,902	5,777

1,344,159	1,036,353	1,296,835	348,128

478,759	655,457	614,176	288,029
22,869	49,856	24,871	19,622
23,938	32,773	30,709	14,402
12,570	17,030	13,602	7,552
18,132	16,732	20,052	15,996
13,758	13,758	13,758	13,758
16,468	21,290	17,588	10,008
8,090	11,096	9,928	4,820
4,010	5,558	4,088	2,558
5,736	8,382	5,302	3,020
—	606	—	41
12,462	17,006	13,797	8,120

616,792	849,544	767,871	387,926
(95,732)	(51,445)	(103,892)	(39,720)

521,060	798,099	663,979	348,206

823,099	238,254	632,856	(78)

4,946,228	10,246,908	2,221,740	1,983,638
(5,325,349)	(4,353,738)	(215,364)	610,265

(379,121)	5,893,170	2,006,376	2,593,903

$443,978	$6,131,424	$2,639,232	$2,593,825

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
OPERATIONS:
Net investment income	$1,784,002	$2,230,995
Net realized gain on investments	42,356,720	94,396,747
Change in net unrealized appreciation/(depreciation) on investments	(46,409,855)	19,701,672

Net increase/(decrease) in net assets resulting from operations	(2,269,133)	116,329,414

DISTRIBUTIONS:
Net investment income - Class A	(839,289)	(2,955,616)
Net investment income - Class I	(1,209,604)	(2,706,813)
Net realized gains - Class A	(44,195,875)	(31,315,624)
Net realized gains - Class I	(29,211,495)	(19,784,540)

Total Distributions	(75,456,263)	(56,762,593)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	6,806,325	21,797,628
Proceeds from distributions reinvested	42,330,908	32,184,752
Cost of shares redeemed	(82,071,185)	(233,744,340)

Net (decrease) from capital stock transactions	(32,933,952)	(179,761,960)

Class I Shares
Proceeds from shares issued	16,911,783	63,182,296
Proceeds from distributions reinvested	29,574,850	21,166,318
Cost of shares redeemed	(66,909,765)	(205,851,594)

Net increase/(decrease) from capital stock transactions	(20,423,132)	(121,502,980)

TOTAL (DECREASE) IN NET ASSETS	(131,082,480)	(241,698,119)

NET ASSETS:
Beginning of period	832,176,543	1,073,874,662

End of period	$701,094,063	$832,176,543

Accumulated undistributed net investment income/(loss)	$1,596,305	$1,861,196

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	208,893	653,583
Issued to shareholder in reinvestment of dividends	1,342,727	953,930
Shares redeemed	(2,491,579)	(7,065,735)

Net (decrease) from capital stock transactions	(939,959)	(5,458,222)

Class I Shares
Shares sold	507,621	1,894,913
Issued to shareholder in reinvestment of dividends	923,916	619,410
Shares redeemed	(2,024,592)	(6,148,771)

Net increase/(decrease) from capital stock transactions	(593,055)	(3,634,448)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

$823,099	$1,605,898	$238,254	$883,506
4,946,228	6,780,310	10,246,908	15,469,502
(5,325,349)	9,543,867	(4,353,738)	9,079,331

443,978	17,930,075	6,131,424	25,432,339

(137,362)	(317,901)	(221,629)	(54,360)
(689,592)	(1,224,516)	(640,807)	(369,301)
(1,009,995)	(435,309)	(3,868,378)	(3,540,916)
(4,590,285)	(1,348,778)	(8,891,132)	(7,770,660)

(6,427,234)	(3,326,504)	(13,621,946)	(11,735,237)

1,532,612	1,761,046	2,037,420	4,321,310
1,096,781	715,052	3,997,008	3,478,365
(6,868,400)	(8,191,633)	(13,563,088)	(14,332,263)

(4,239,007)	(5,715,535)	(7,528,660)	(6,532,588)

5,541,642	10,828,054	4,661,074	11,796,800
5,052,933	2,570,318	9,498,323	8,052,991
(8,700,092)	(24,556,170)	(11,614,397)	(42,136,173)

1,894,483	(11,157,798)	2,545,000	(22,286,382)

(8,327,780)	(2,269,762)	(12,474,182)	(15,121,868)

98,160,725	100,430,487	135,086,618	150,208,486

$89,832,945	$98,160,725	$122,612,436	$135,086,618

$(12,705)	$(8,850)	$183,243	$807,425

81,968	96,644	141,061	314,211
58,900	38,353	285,079	258,588
(356,821)	(449,732)	(940,627)	(1,036,156)

(215,953)	(314,735)	(514,487)	(463,357)

287,680	592,904	313,040	832,521
270,828	137,550	662,708	586,856
(465,782)	(1,359,552)	(788,405)	(3,021,205)

92,726	(629,098)	187,343	(1,601,828)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Dividend Value Fund
	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
OPERATIONS:
Net investment income/(loss)	$632,856	$1,022,575
Net realized gain on investments	2,221,740	17,273,831
Change in net unrealized appreciation/(depreciation) on investments	(215,364)	(2,408,095)

Net increase in net assets resulting from operations	2,639,232	15,888,311

DISTRIBUTIONS:
Net investment income - Class A	(86,193)	(148,559)
Net investment income - Class I	(576,528)	(857,199)
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(662,721)	(1,005,758)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	1,354,324	5,897,384
Proceeds from distributions reinvested	80,072	135,264
Cost of shares redeemed	(1,553,545)	(10,233,860)

Net (decrease) from capital stock transactions	(119,149)	(4,201,212)

Class I Shares
Proceeds from shares issued	7,863,663	21,864,405
Proceeds from distributions reinvested	489,688	850,703
Cost of shares redeemed	(6,818,512)	(5,713,503)

Net increase/(decrease) from capital stock transactions	1,534,839	17,001,605

TOTAL INCREASE/(DECREASE) IN NET ASSETS	3,392,201	27,682,946

NET ASSETS:
Beginning of period	117,634,394	89,951,448

End of period	$121,026,595	$117,634,394

Accumulated undistributed net investment (loss)	$(73,680)	$(43,815)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	58,730	290,070
Issued to shareholder in reinvestment of dividends	3,518	6,541
Shares redeemed	(68,951)	(509,015)

Net (decrease) from capital stock transactions	(6,703)	(212,404)

Class I Shares
Shares sold	341,323	1,066,168
Issued to shareholder in reinvestment of dividends	21,525	40,965
Shares redeemed	(297,714)	(275,773)

Net increase/(decrease) from capital stock transactions	65,134	831,360

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

All Cap Value Fund
Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

$(78)	$158,213
1,983,638	4,909,782
610,265	2,127,221

2,593,825	7,195,216

—	(77,072)
—	(316,386)
(595,275)	(795,513)
(1,586,033)	(1,952,876)

(2,181,308)	(3,141,847)

143,626	1,293,835
582,264	844,570
(1,916,162)	(5,850,015)

(1,190,272)	(3,711,610)

162,247	2,241,719
1,585,774	2,268,947
(3,456,628)	(9,874,011)

(1,708,607)	(5,363,345)

(2,486,362)	(5,021,586)

58,125,922	63,147,508

$55,639,560	$58,125,922

$(84,162)	$(84,084)

8,382	78,287
34,679	52,514
(111,376)	(365,089)

(68,315)	(234,288)

9,374	139,307
93,556	139,812
(201,264)	(602,947)

(98,334)	(323,828)

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
CLASS A (1)
Net asset value, beginning of period	$34.48		$32.29	$33.63	$36.25	$35.62	$27.01

Income from investment operations:
Net investment income/(loss) (2)	0.06		0.05	0.12	0.01	(0.02)	0.16
Net realized and unrealized gain/(loss) on investments	(0.22)		3.98	2.93	(2.55)	0.77	8.51

Total from investment operations	(0.16)		4.03	3.05	(2.54)	0.75	8.67

Less distributions:
Net investment income	(0.06)		(0.15)	—	—	(0.12)	(0.06)
Net realized gains	(3.23)		(1.69)	(4.39)	(0.08)	—	—

Net asset value, end of period	$31.03		$34.48	$32.29	$33.63	$36.25	$35.62

Total return (3)	(0.60	)%(6)	12.65%	10.09%	(7.02)%	2.10%	32.17%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$424,095		$503,762	$647,939	$1,011,544	$1,552,587	$2,036,972
Ratio of expenses to average net assets (4)	1.39	%(5)	1.40%	1.40%	1.36%	1.35%	1.36%
Ratio of net investment income/(loss) to average net assets	0.36	%(5)	0.14%	0.40%	0.04%	(0.06)%	0.52%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.44	%(5)	1.43%	1.42%	1.36%	1.35%	1.36%
Ratio of net investment income/(loss) to average net assets	0.31	%(5)	0.11%	0.38%	0.04%	(0.06)%	0.52%
Portfolio turnover rate	13.63	%(6)	28.21%	35.56%	24.70%	42.72%	51.12%
CLASS I (1)
Net asset value, beginning of period	$34.94		$32.68	$33.97	$36.61	$35.94	$27.28

Income from investment operations:
Net investment income (2)	0.10		0.13	0.20	0.11	0.07	0.24
Net realized and unrealized gain/(loss) on investments	(0.23)		4.04	2.97	(2.58)	0.79	8.58

Total from investment operations	(0.13)		4.17	3.17	(2.47)	0.86	8.82

Less distributions:
Net investment income	(0.13)		(0.22)	(0.07)	(0.09)	(0.19)	(0.16)
Net realized gains	(3.23)		(1.69)	(4.39)	(0.08)	—	—

Net asset value, end of period	$31.45		$34.94	$32.68	$33.97	$36.61	$35.94

Total return (3)	(0.51	)%(6)	12.95%	10.39%	(6.80)%	2.36%	32.49%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$276,999		$328,415	$425,935	$615,835	$971,154	$939,482
Ratio of expenses to average net assets (4)	1.14	%(5)	1.15%	1.15%	1.11%	1.10%	1.11%
Ratio of net investment income to average net assets	0.61	%(5)	0.39%	0.65%	0.29%	0.19%	0.77%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.19	%(5)	1.18%	1.17%	1.11%	1.10%	1.11%
Ratio of net investment income to average net assets	0.56	%(5)	0.36%	0.63%	0.29%	0.19%	0.77%
Portfolio turnover rate	13.63	%(6)	28.21%	35.56%	24.70%	42.72%	51.12%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.01%, 0.01%, 0.00%, 0.01%, and 0.00% respectively. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
CLASS A (1)
Net asset value, beginning of period	$19.27		$16.63	$15.21	$16.79	$16.73	$14.21

Income from investment operations:
Net investment income (2)	0.14		0.25	0.28	0.24	0.17	0.23
Net realized and unrealized gain/(loss) on investments	(0.06)		2.94	2.11	(0.65)	0.68	2.96

Total from investment operations	0.08		3.19	2.39	(0.41)	0.85	3.19

Less distributions:
Net investment income	(0.15)		(0.24)	(0.33)	(0.26)	(0.22)	(0.28)
Net realized gains	(1.13)		(0.31)	(0.64)	(0.91)	(0.57)	(0.39)

Net asset value, end of period	$18.07		$19.27	$16.63	$15.21	$16.79	$16.73

Total return (3)	0.23	%(6)	19.30%	16.40%	(2.93)%	4.90%	23.20%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$17,160		$22,460	$24,620	$39,190	$59,360	$83,061
Ratio of expenses to average net assets (4)	1.29	%(5)	1.29%	1.30%	1.31%	1.39%	1.39%
Ratio of net investment income to average net assets	1.52	%(5)	1.39%	1.81%	1.41%	0.96%	1.48%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.49	%(5)	1.49%	1.49%	1.46%	1.43%	1.48%
Ratio of net investment income to average net assets	1.32	%(5)	1.19%	1.62%	1.26%	0.92%	1.39%
Portfolio turnover rate	14.08	%(6)	22.22%	26.58%	26.59%	38.81%	27.19%
CLASS I (1)
Net asset value, beginning of period	$19.30		$16.65	$15.23	$16.81	$16.75	$14.22

Income from investment operations:
Net investment income (2)	0.17		0.30	0.32	0.28	0.21	0.27
Net realized and unrealized gain/(loss) on investments	(0.07)		2.95	2.11	(0.65)	0.69	2.97

Total from investment operations	0.10		3.25	2.43	(0.37)	0.90	3.24

Less distributions:
Net investment income	(0.17)		(0.29)	(0.37)	(0.30)	(0.27)	(0.32)
Net realized gains	(1.13)		(0.31)	(0.64)	(0.91)	(0.57)	(0.39)

Net asset value, end of period	$18.10		$19.30	$16.65	$15.23	$16.81	$16.75

Total return (3)	0.35	%(6)	19.64%	16.68%	(2.68)%	5.17%	23.53%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$72,673		$75,701	$75,811	$86,798	$92,769	$69,324
Ratio of expenses to average net assets (4)	1.04	%(5)	1.04%	1.05%	1.06%	1.14%	1.14%
Ratio of net investment income to average net assets	1.77	%(5)	1.64%	2.06%	1.66%	1.21%	1.73%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.24	%(5)	1.24%	1.24%	1.21%	1.18%	1.23%
Ratio of net investment income to average net assets	1.57	%(5)	1.44%	1.87%	1.51%	1.17%	1.64%
Portfolio turnover rate	14.08	%(6)	22.22%	26.58%	26.59%	38.81%	27.19%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
CLASS A (1)
Net asset value, beginning of period	$14.92		$13.48	$12.57	$15.22	$16.21	$12.12

Income from investment operations:
Net investment income (2)	0.01		0.07	0.02	0.01	0.04	0.08
Net realized and unrealized gain/(loss) on investments	0.68		2.52	1.35	(1.05)	0.97	4.18

Total from investment operations	0.69		2.59	1.37	(1.04)	1.01	4.26

Less distributions:
Net investment income	(0.08)		(0.02)	(0.02)	(0.03)	(0.02)	(0.03)
Net realized gains	(1.51)		(1.13)	(0.44)	(1.58)	(1.98)	(0.14)

Net asset value, end of period	$14.02		$14.92	$13.48	$12.57	$15.22	$16.21

Total return (3)	4.71	%(6)	20.15%	11.28%	(7.42)%	5.88%	35.49%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$33,671		$43,501	$45,570	$86,689	$110,862	$106,054
Ratio of expenses to average net assets (4)	1.39	%(5)	1.39%	1.40%	1.39%	1.39%	1.39%
Ratio of net investment income to average net assets	0.19	%(5)	0.47%	0.19%	0.04%	0.23%	0.58%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.47	%(5)	1.47%	1.47%	1.43%	1.42%	1.43%
Ratio of net investment income to average net assets	0.11	%(5)	0.39%	0.12%	0.00%	0.20%	0.54%
Portfolio turnover rate	10.21	%(6)	19.79%	36.78%	20.43%	43.10%	68.27%
CLASS I (1)
Net asset value, beginning of period	$15.20		$13.72	$12.80	$15.46	$16.43	$12.25

Income from investment operations:
Net investment income (2)	0.03		0.10	0.06	0.04	0.08	0.12
Net realized and unrealized gain/(loss) on investments	0.70		2.56	1.37	(1.06)	0.98	4.24

Total from investment operations	0.73		2.66	1.43	(1.02)	1.06	4.36

Less distributions:
Net investment income	(0.10)		(0.05)	(0.07)	(0.06)	(0.05)	(0.04)
Net realized gains	(1.51)		(1.13)	(0.44)	(1.58)	(1.98)	(0.14)

Net asset value, end of period	$14.32		$15.20	$13.72	$12.80	$15.46	$16.43

Total return (3)	4.90	%(6)	20.38%	11.59%	(7.18)%	6.11%	35.93%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$88,941		$91,586	$104,638	$142,888	$186,039	$144,647
Ratio of expenses to average net assets (4)	1.14	%(5)	1.14%	1.15%	1.14%	1.14%	1.14%
Ratio of net investment income to average net assets	0.44	%(5)	0.72%	0.44%	0.29%	0.48%	0.83%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.22	%(5)	1.22%	1.22%	1.18%	1.17%	1.18%
Ratio of net investment income to average net assets	0.36	%(5)	0.64%	0.37%	0.25%	0.45%	0.79%
Portfolio turnover rate	10.21	%(6)	19.79%	36.78%	20.43%	43.10%	68.27%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.01%, 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
CLASS A (1)
Net asset value, beginning of period	$21.85		$18.88	$17.03	$17.59	$15.55	$12.60

Income from investment operations:
Net investment income (2)	0.09		0.15	0.19	0.13	0.17	0.19
Net realized and unrealized gain/(loss) on investments	0.40		2.97	2.57	(0.17)	2.21	2.98

Total from investment operations	0.49		3.12	2.76	(0.04)	2.38	3.17

Less distributions:
Net investment income	(0.10)		(0.15)	(0.16)	(0.14)	(0.19)	(0.22)
Net realized gains	—		—	(0.71)	(0.38)	(0.15)	—
Return of capital	—		—	(0.04)	—	—	—

Net asset value, end of period	$22.24		$21.85	$18.88	$17.03	$17.59	$15.55

Total return (3)	2.23	%(6)	16.57%	16.90%	(0.33)%	15.37%	25.41%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$19,467		$19,273	$20,661	$11,105	$11,243	$9,327
Ratio of expenses to average net assets (4)	1.29	%(5)	1.29%	1.29%	1.30%	1.39%	1.39%
Ratio of net investment income to average net assets	0.82	%(5)	0.76%	1.10%	0.70%	0.99%	1.31%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.46	%(5)	1.49%	1.52%	1.61%	1.59%	1.87%
Ratio of net investment income to average net assets	0.65	%(5)	0.56%	0.87%	0.39%	0.79%	0.83%
Portfolio turnover rate	8.63	%(6)	42.77%	49.27%	20.33%	13.32%	36.12%
CLASS I (1)
Net asset value, beginning of period	$21.84		$18.87	$17.03	$17.59	$15.55	$12.60

Income from investment operations:
Net investment income (2)	0.12		0.21	0.24	0.18	0.21	0.23
Net realized and unrealized gain/(loss) on investments	0.40		2.96	2.56	(0.17)	2.21	2.98

Total from investment operations	0.52		3.17	2.80	0.01	2.42	3.21

Less distributions:
Net investment income	(0.13)		(0.20)	(0.21)	(0.19)	(0.23)	(0.26)
Net realized gains	—		—	(0.71)	(0.38)	(0.15)	—
Return of capital	—		—	(0.04)	—	—	—

Net asset value, end of period	$22.23		$21.84	$18.87	$17.03	$17.59	$15.55

Total return (3)	2.35	%(6)	16.86%	17.18%	(0.08)%	15.65%	25.71%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$101,560		$98,361	$69,290	$23,977	$19,511	$15,838
Ratio of expenses to average net assets (4)	1.04	%(5)	1.04%	1.04%	1.05%	1.14%	1.14%
Ratio of net investment income to average net assets	1.07	%(5)	1.01%	1.35%	0.95%	1.24%	1.56%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.21	%(5)	1.24%	1.27%	1.36%	1.34%	1.62%
Ratio of net investment income to average net assets	0.90	%(5)	0.81%	1.12%	0.64%	1.04%	1.08%
Portfolio turnover rate	8.63	%(6)	42.77%	49.27%	20.33%	13.32%	36.12%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
CLASS A (1)
Net asset value, beginning of period	$16.85		$15.75	$16.43	$18.27	$16.40	$12.77

Income from investment operations:
Net investment income/(loss) (2)	(0.02)		0.01	0.02	0.11	0.02	0.05
Net realized and unrealized gain/(loss) on investments	0.76		1.86	1.76	(1.93)	1.87	3.62

Total from investment operations	0.74		1.87	1.78	(1.82)	1.89	3.67

Less distributions:
Net investment income	—		(0.07)	(0.08)	(0.02)	(0.02)	(0.04)
Net realized gains	(0.66)		(0.70)	(2.38)	—	—	—

Net asset value, end of period	$16.93		$16.85	$15.75	$16.43	$18.27	$16.40

Total return (3)	4.43	%(6)	12.08%	12.21%	(9.96)%	11.52%	28.79%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$14,767		$15,846	$18,501	$52,171	$68,091	$65,187
Ratio of expenses to average net assets (4)	1.39	%(5)	1.40%	1.41%	1.39%	1.39%	1.39%
Ratio of net investment income/(loss) to average net assets	(0.18	)%(5)	0.08%	0.15%	0.60%	0.10%	0.34%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.53	%(5)	1.52%	1.52%	1.46%	1.43%	1.46%
Ratio of net investment income/(loss) to average net assets	(0.32	)%(5)	(0.04)%	0.04%	0.53%	0.06%	0.27%
Portfolio turnover rate	9.82	%(6)	84.20%	75.28%	55.91%	35.16%	46.16%
CLASS I (1)
Net asset value, beginning of period	$17.00		$15.88	$16.60	$18.45	$16.55	$12.89

Income from investment operations:
Net investment income (2)	0.01		0.05	0.06	0.16	0.07	0.09
Net realized and unrealized gain/(loss) on investments	0.76		1.88	1.77	(1.94)	1.88	3.65

Total from investment operations	0.77		1.93	1.83	(1.78)	1.95	3.74

Less distributions:
Net investment income	—		(0.11)	(0.17)	(0.07)	(0.05)	(0.08)
Net realized gains	(0.66)		(0.70)	(2.38)	—	—	—

Net asset value, end of period	$17.11		$17.00	$15.88	$16.60	$18.45	$16.55

Total return (3)	4.57	%(6)	12.40%	12.45%	(9.70)%	11.78%	29.13%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$40,873		$42,280	$44,647	$46,708	$58,867	$46,754
Ratio of expenses to average net assets (4)	1.14	%(5)	1.15%	1.16%	1.14%	1.14%	1.14%
Ratio of net investment income to average net assets	0.07	%(5)	0.33%	0.41%	0.85%	0.35%	0.59%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.28	%(5)	1.27%	1.27%	1.21%	1.18%	1.21%
Ratio of net investment income/(loss) to average net assets	(0.07	)%(5)	0.21%	0.30%	0.78%	0.31%	0.52%
Portfolio turnover rate	9.82	%(6)	84.20%	75.28%	55.91%	35.16%	46.16%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.01%, 0.02%, 0.00%, 0.00%, and 0.00%, respectively. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

March 31, 2018 (Unaudited)

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. As of March 31, 2018 the Corporation consists of five series, KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), and KEELEY All Cap Value Fund (“KACVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The KEELEY Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, KEELEY Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMDVF and KACVF commenced operations on December 1, 2009, August 15, 2007, October 3, 2011 and June 14, 2006 respectively. One series of the Corporation, KEELEY Mid Cap Value Fund merged into KMDVF on January 27, 2016.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets (1) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or (2) lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or (3) lacking any current reported sales price as of the time of valuation on NASDAQ, at the mean between the most recent bid and asked quotations. Securities issued by a foreign issuer that are not traded on a securities exchange in the United States or in the over-the-counter market and quoted on

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2018 (Unaudited)

the NASDAQ National Market System are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the over-the-counter market on which the security is traded on the day valuation is made. Foreign securities that were not traded on the valuation date are valued at the last reported bid price. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Short-term securities with remaining maturities of 61 days or more are valued at current market quotations as provided by an independent pricing service on the day of valuation. Securities maturing in 60 days or less and securities that are not eligible for vendor pricing (including repurchase agreements and demand notes) are valued at “amortized cost” on the day of valuation, which approximates fair value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley-Teton Advisors, LLC (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the observability of the inputs. KSCVF fair valued Media General, Inc. using methods approved by the Corporation’s Board of Directors as of March 31, 2018. No other securities were fair valued by the Funds as of March 31, 2018.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2018 (Unaudited)

are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3		Total

Common Stocks*	$691,314,576	$—	$25,553	**	$691,340,129
Short Term Investments	10,061,480	—	—		10,061,480

Total Investments in Securities	$701,376,056	$—	$25,553		$701,401,609

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$86,668,695	$—	$—		$86,668,695
Short Term Investments	3,430,598	—	—		3,430,598

Total Investments in Securities	$90,099,293	$—	$—		$90,099,293

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$119,577,280	$—	$—		$119,577,280
Short Term Investments	1,455,681	—	—		1,455,681

Total Investments in Securities	$121,032,961	$—	$—		$121,032,961

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$114,913,332	$—	$—		$114,913,332
Short Term Investments	6,206,116	—	—		6,206,116

Total Investments in Securities	$121,119,448	$—	$—		$121,119,448

Keeley All Cap Value Fund	Level 1	Level 2	Level 3		Total
Common Stocks*	$54,504,687	$—	$—		$54,504,687
Short Term Investments	1,161,348	—	—		1,161,348

Total Investments in Securities	$55,666,035	$—	$—		$55,666,035

*	See the Schedule of Investments for the investments detailed by industry classification.
**	Media General, Inc. – Included in KSCVF’s Media industry classification in Schedule of Investments.

Transfers between levels are identified at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 at the end of the period March 31, 2018 for the Funds.

At the start and close of the reporting period, Level 3 investments in securities represented 0.00% of KSCVF’s net assets and were not considered a significant portion of the fund’s portfolio.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2018 (Unaudited)

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2017, or for any other tax years which are open for exam. As of September 30, 2017, open tax years include the tax years ended 2014 through 2017. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of March 31, 2018, no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF and KACVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. For 2017, KSCVF, KSDVF, KSMVF and KACVF utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs, equalization and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid in Capital
KSCVF	$(52,544)	$(19,145,475)	$19,198,019
KSDVF	(60,150)	(827,572)	887,722
KSMVF	(13,717)	(1,334,846)	1,348,563
KMDVF	(1,280)	70,610	(69,330)
KACVF	—	(443,985)	443,985

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2018 (Unaudited)

any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method. Non-cash dividends, if any, are recorded at the fair value of the securities received.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

3.	INVESTMENT ADVISORY AGREEMENT

The Corporation, on behalf of each Fund, has entered into an investment advisory agreement (collectively, the “Agreement”) with the Adviser, with whom certain officers & directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreement, KSCVF paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; and KSDVF, KMDVF, KSMVF and KACVF each paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until February 28, 2019 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, deferred compensation expense, and brokerage commissions and other charges relating to the

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2018 (Unaudited)

purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.29%	1.04%
KSMVF	1.39%	1.14%
KMDVF	1.29%	1.04%
KACVF	1.39%	1.14%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement for the period from October 1, 2017 to March 31, 2018. The table below indicates the amount of fees available for recoupment by the Adviser in future periods:

	Recovery Expiring on:
Fund	9/30/18	9/30/19	9/30/20
KSCVF	N/A	N/A	$130,866
KSDVF	N/A	N/A	115,221
KSMVF	N/A	N/A	50,863
KMDVF	N/A	N/A	118,898
KACVF	N/A	N/A	43,969

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to finance or assist in the financing of any activity primarily intended to result in the sale of Class A shares by G.distributors, LLC (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, and to permit the Corporation to compensate the Distributor and other dealers of its shares. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan can be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors.

For the period from October 1, 2017 to March 31, 2018, KSCVF – Class A expensed $586,606 in distribution fees, of which $13,062 was paid to the Distributor; KSDVF – Class A expensed $22,869 in distribution fees, of which $139 was paid to the Distributor; KSMVF – Class A expensed

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2018 (Unaudited)

$49,856 in distribution fees, of which $1,251 was paid to the Distributor; KMDVF – Class A expensed $24,871 in distribution fees, of which $541 was paid to the Distributor; and KACVF – Class A expensed $19,622 in distribution fees, of which $211 was paid to the Distributor.

The Corporation has adopted a Shareholder Servicing Agreement for all of its Funds and their Classes. The Corporation has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2017 to March 31, 2018 the Adviser received $194,404, $23,938, $32,773, $30,709, and $14,402 from KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2017 to March 31, 2018 were as follows:

	Investment Securities
Fund	Purchases	Sales
KSCVF	103,853,651	222,214,995
KSDVF	12,905,356	19,721,525
KSMVF	13,044,950	29,664,554
KMDVF	10,178,634	11,527,470
KACVF	5,549,280	10,891,273

The Funds did not engage in any transactions in U.S. Government Securities during the period from October 1, 2017 to March 31, 2018.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2017, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
Tax Cost of Investments	$610,196,186	$69,749,517	$89,794,149	$102,010,207	$46,846,415
Gross Unrealized Appreciation	$246,906,012	$28,925,692	$49,392,234	$18,479,868	$12,850,249
Gross Unrealized Depreciation	(24,720,703)	(1,457,098)	(3,998,201)	(3,681,568)	(1,513,236)
Net Unrealized Appreciation/ (Depreciation) on Investments	$222,185,309	$27,468,594	$45,394,033	$14,798,300	$11,337,013

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2018 (Unaudited)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were originally transferred in-kind for KSDVF.

At September 30, 2017, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had net Post-October realized capital losses of $0, $0, $0, $0, and $0     respectively, and late year ordinary losses of $0, $0, $0, $0, and $76,296 respectively, from transactions between November 1, 2016 and September 30, 2017.

At September 30, 2017, the accumulated capital loss carryforwards for federal income tax purposes were:

Capital losses expiring:
Fund	2018	2019	Indefinite ST	Indefinite LT
KSCVF	—	—	—	—
KSDVF	—	—	—	—
KSMVF	—	—	—	—
KMDVF	—	—	—	—
KACVF	—	—	—	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The tax character of distributions paid during the fiscal years ended September 30, 2017 and 2016 were as follows:

	Ordinary Income		Long-term Capital Gains		Return of Capital
Fund	2017	2016	2017	2016	2017	2016
KSCVF	$5,662,429	$1,204,971	$51,100,164	$186,064,651	$—	—
KSDVF	$1,542,417	$2,143,473	$1,784,087	$5,170,259	$—	—
KSMVF	$632,879	$883,288	$11,102,358	$7,252,099	$—	—
KMDVF	$1,005,758	$862,794	$—	$1,454,214	$—	$154,941
KACVF	$557,051	$907,514	$2,584,796	$13,328,719	$—	—

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2018 (Unaudited)

As of September 30, 2017, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
Accumulated Capital and Other Gains/ (Losses)	$(187,697)	$(8,850)	$(17,598)	$(2,665)	$(84,084)
Undistributed Ordinary Income	2,048,893	16,967	3,255,724	15,271	623,911
Undistributed Long-Term Gain	73,407,216	5,277,754	9,212,510	—	1,557,356
Unrealized Appreciation/ (Depreciation) on Investments	$222,185,309	$27,468,594	$45,394,033	$14,798,300	$11,337,013

Total Accumulated Gains/ (Losses)	$297,453,721	$32,754,465	$57,844,669	$14,810,906	$13,434,196

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2017 to March 31, 2018, the Distributor earned $5,224, $1,008, $705, $3,234, and $826 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMDVF and KACVF, respectively.

Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

8.	LINE OF CREDIT ARRANGEMENTS

The Corporation is a party to a $110 million unsecured umbrella line of credit agreement with U.S. Bank, N.A., expiring February 25, 2019. The Funds may borrow up to the lesser of (a) $110 million in aggregate or (b) 10% of the net assets of the borrowing Fund. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under this agreement from time to time to increase the efficiency of cash flow management. For the period from October 1, 2017 to March 31, 2018, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had average daily borrowings of $0, $0, $28,187, $0, and $1,956 respectively, with an average borrowing rate of 4.25%. For the period from October 1, 2017 to March 31, 2018, KSCVF, KSDVF, KSMVF, KMDVF and KACVF had a maximum daily borrowing of $0, $0, $1,371,000, $0, and $178,000, respectively. The Funds had no outstanding borrowings at March 31, 2018.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

March 31, 2018 (Unaudited)

9.	OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2018, affiliates of the Funds beneficially owned shares of the following Funds as set forth below:

	KSCVF	KSDVF	KSMVF	KMDVF	KACVF
	CLASS I	CLASS I	CLASS I	CLASS I	CLASS I
Shares	617,738	1,876,148	1,470,346	1,665,694	1,766,722

Percent of total outstanding shares	7.01%	46.72%	23.67%	36.47%	73.96%

10.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included in Directors’ fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

On May 15, 2018, the Corporation’s Board of Directors approved: a plan of reorganization whereby KACVF will be reorganized into KSMVF (the “Reorganization”) and KACVF will be subsequently liquidated and dissolved, effective on or about July 27, 2018.

The Reorganization, which is expected to be tax free to the shareholders of KACVF and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of KACVF to KSMVF in exchange for shares of KSMVF, as appropriate. Shareholders of KACVF will then receive shares of KSMVF equivalent in aggregate net asset value to the aggregate net asset value of their shares in KACVF at the time of the Reorganization. KACVF will then be liquidated and dissolved. The Reorganization is expected to occur on or about July 27, 2018. In accordance with the applicable regulatory requirements, the Reorganization only needs to be approved by the Board; consequently, shareholders of each Fund will not be asked to approve the Reorganization. Additional information regarding this Reorganization will be provided to current and prospective shareholders in a supplement to the Funds’ prospectus.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law.

G. distributors, LLC is the Distributor and Keeley-Teton Advisors, LLC is the Investment Adviser for the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 888-933-5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2017 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2017 and June 30, 2017 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888-933-5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

Investment Adviser

KEELEY-TETON ADVISORS, LLC

Chicago, Illinois

Distributor

G. DISTRIBUTORS, LLC

Rye, New York

800-422-2274

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

Counsel

Paul Hastings LLP

New York, New York

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800) 533-5344•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Not Applicable for semi-annual reporting

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date 5/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date 5/29/2018

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Principal Financial Officer

Date 5/29/2018

*	Print the name and title of each signing officer under his or her signature.